UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 16, 2009

Behringer Harvard Opportunity REIT II, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-140887	20-8198863
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15601 Dallas Parkway, Suite 600, Addison, Texas

75001

(Address of principal executive offices)

(Zip Code)

(866) 655-3600

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

This Current Report on Form 8-K is being filed by Behringer Harvard Opportunity REIT II, Inc. (the “Registrant”) to present information about the prior performance of programs sponsored by Robert M. Behringer and his affiliates, who control Behringer Harvard Opportunity Advisors II LP, the Registrant’s advisor.  This prior performance information is being filed on Form 8-K in order to be incorporated by reference into the Registrant’s Registration Statement on Form S-11 (File No. 333-140887), as amended.

PRIOR PERFORMANCE SUMMARY

Prior Investment Programs

As used herein, the terms, “we,” “our” and “us” refer to Behringer Harvard Opportunity REIT II, Inc.

The information presented in this section represents the historical experience of certain real estate programs sponsored by Robert M. Behringer, our Chairman of the Board and founder.  Mr. Behringer has served as general partner, Chief Executive Officer or director of 48 programs over the last 20 years, which includes Behringer Harvard Opportunity REIT II, Inc., six other public programs and 41 private programs.  We refer to real estate programs sponsored by Mr. Behringer as Behringer Harvard-sponsored programs in this Form 8-K.  Investors in our offering should not assume that they will experience returns comparable to those experienced by investors in any of the prior Behringer Harvard-sponsored programs.  Investors who purchase our shares will not acquire any ownership interest in any of the other Behringer Harvard-sponsored programs discussed in this section.

The information in this section and in the Prior Performance Tables contained herein show relevant summary information concerning Behringer Harvard-sponsored programs.  As described below, Robert M. Behringer and his affiliates have sponsored public and private real estate programs that have a mix of fund characteristics, including targeted investment types, investment objectives and criteria and anticipated fund terms, that are substantially similar to ours, many of which are still operating and may acquire additional properties in the future.  We consider the prior programs to have investment objectives similar to ours to the extent that the prospectus or private offering memorandum for the program lists substantially the same primary investment objectives as we do, regardless of the particular emphasis that a program places on each objective.

The information in this summary represents the historical experience of Behringer Harvard-sponsored programs as of December 31, 2008.  The Prior Performance Tables contained herein set forth information as of the dates indicated regarding certain of these prior programs as to: (1) experience in raising and investing funds (Table I); (2) compensation to sponsor (Table II); (3) annual operating results of prior real estate programs (Table III); (4) results of completed programs (Table IV); (5) results of sales or disposals of property (Table V); and (6) properties acquired by prior real estate programs (Table VI).  We will furnish copies of the Prior Performance Tables to any prospective investor upon request and without charge.  The purpose of this prior performance information is to enable you to evaluate accurately our sponsor’s experience with like programs.  The following discussion is intended to summarize briefly the objectives and performance of the prior real estate programs and to disclose any material adverse business developments sustained by them.

From time to time, Behringer Harvard Holdings and its affiliates have agreed to waive or defer all or a portion of the acquisition, asset management or other fees due them, enter into lease agreements for unleased space, pay general and administrative expenses or otherwise supplement investor returns in order to increase the amount of cash available to make distributions to investors.  More specifically, Behringer Harvard REIT I’s advisor and Behringer Harvard Short-Term Opportunity Fund I’s general partners each waived asset management fees of approximately $1.0 million for the year ended December 31, 2007.  In addition, on December 31, 2007, Behringer Harvard Holdings forgave Behringer Harvard Short-Term Opportunity Fund I $7.5 million of principal borrowings and accrued interest thereon under a loan agreement entered into between the parties on November 9, 2007.  The interest rate under this loan was 5% per annum.  The results of operations and distributions from these programs would likely have been lower without such arrangements.

Public Programs

Affiliates of Robert M. Behringer are sponsoring or have recently sponsored six public real estate programs with similar investment objectives as ours.  These programs and the status of their offerings are:

•                  Behringer Harvard REIT I, Inc. — The initial public offering for this program terminated on February 19, 2005, and it initiated a follow-on offering immediately after the termination of its initial offering.  The first follow-on offering was terminated on October 20, 2006, and following the termination of that offering, it initiated a second follow-on offering.  The second follow-on offering was terminated on December 31, 2008.  Behringer Harvard REIT I currently is offering up to 60,000,000 shares of common stock at a price of $9.50 per share pursuant to its distribution reinvestment plan.  Behringer Harvard REIT I has stated that it targets a liquidity event by the twelfth anniversary of the termination of its initial public offering.

•                  Behringer Harvard Opportunity REIT I, Inc. — The primary offering component of the initial public offering for this program terminated on December 28, 2007; the distribution reinvestment plan component of that public offering previously had terminated on November 16, 2007.  Behringer Harvard Opportunity REIT I currently is offering up to 6,315,790 shares of common stock at a price of $9.50 per share pursuant to its distribution reinvestment plan.  Behringer Harvard Opportunity REIT I has stated that it targets a liquidity event by the sixth anniversary of the termination of the primary offering.

•                  Behringer Harvard Multifamily REIT I, Inc. — This program is currently conducting its initial public offering for the offer and sale of up to 200,000,000 shares of common stock at $10.00 per share in its primary offering, plus an additional 50,000,000 shares of common stock at $9.50 per share pursuant to its distribution reinvestment plan.  Behringer Harvard Multifamily REIT I commenced its public offering on September 5, 2008.  Behringer Harvard Multifamily REIT I has stated that it targets a liquidity event by the sixth anniversary of the termination of its primary offering.

•                  Behringer Harvard REIT II, Inc. — This program has filed with the SEC a registration statement in connection with its proposed initial public offering, under which it intends to offer and sell up to 200,000,000 shares of common stock at $10.00 per share in its primary offering, plus an additional 50,000,000 shares of common stock at $9.50 per share pursuant to its distribution reinvestment plan.  Behringer Harvard REIT II has stated that it targets a liquidity event by the eighth anniversary of the termination of its proposed primary offering.

•                  Behringer Harvard Short-Term Opportunity Fund I LP — The initial public offering for this program terminated on February 19, 2005.  Behringer Harvard Short-Term Opportunity Fund has stated that it targets a liquidity event by the fifth anniversary of the termination of its initial public offering.

•                  Behringer Harvard Mid-Term Value Enhancement Fund I LP — The initial public offering for this program terminated on February 19, 2005.  Behringer Harvard Mid-Term Value Enhancement Fund I has stated that it targets a liquidity event by the eighth anniversary of the termination of its initial public offering.

As of December 31, 2008, Behringer Harvard REIT I, Behringer Harvard Opportunity REIT I, Behringer Harvard Multifamily REIT I, Behringer Harvard Short-Term Opportunity Fund I, and Behringer Harvard Mid-Term Value Enhancement Fund I had raised approximately $3.6 billion of gross offering proceeds from approximately 101,000 investors.  With a combination of net offering proceeds and debt, as of December 31, 2008, Behringer Harvard REIT I, Behringer Harvard Opportunity REIT I, Behringer Harvard Short-Term Opportunity Fund I and Behringer Harvard Mid-Term Value Enhancement Fund I had invested approximately $6.3 billion (including acquisition and development costs) in 138 properties and invested approximately $57.3 million in development or mezzanine loans.

Following is a table showing the breakdown by property type of the aggregate amount of acquisition and development costs of the 138 properties purchased by Behringer Harvard REIT I, Behringer Harvard Opportunity REIT I, Behringer Harvard Short-Term Opportunity Fund I and Behringer Harvard Mid-Term Value Enhancement Fund I as of December 31, 2008:

Type of Property	New	Used	Construction
Office	—	92.6%	—
Industrial	—	—	—
Development Property	0.5%	—	1.8%
Hospitality and Leisure	—	5.1%	—

The following is a breakdown of the aggregate amount of acquisition and development costs of the properties purchased by Behringer Harvard REIT I, Behringer Harvard Opportunity REIT I, Behringer Harvard Short-Term Opportunity Fund I and Behringer Harvard Mid-Term Value Enhancement Fund I as of December 31, 2008, by 100% fee ownership interests, ownership of tenant-in-common interests and ownership of joint venture interests:

Fund	100% Owned	Tenant-in- Common Interests	Joint Ventures
Behringer Harvard REIT I	92.4%	0.7%	6.9%
Behringer Harvard Opportunity REIT I	44.2%	—	55.8%
Behringer Harvard Short-Term Opportunity Fund I	63.5%	—	36.5%
Behringer Harvard Mid-Term Value Enhancement Fund I	100.0%	—	—

The following is a breakdown of the aggregate amount of acquisition and development costs of the properties purchased by these four public programs as of December 31, 2008, by property type:

Fund	Office	Development	Hospitality and Leisure
Behringer Harvard REIT I	99.8%	0.2%	—
Behringer Harvard Opportunity REIT I	52.0%	13.9%	34.1	%*
Behringer Harvard Short-Term Opportunity Fund I	56.1%	14.4%	29.5	%*
Behringer Harvard Mid-Term Value Enhancement Fund I	100.0%	—	—

*Includes hospitality properties that also have rentable office space, retail shops and condominium units.

Based on the aggregate amount of acquisition and development costs, as of December 31, 2008, the diversification of these 138 properties by geographic region is as follows: 0.4% in Alabama, 0.2% in Arizona, 4.8% in California, 1.7% in Colorado, 2.2% in Florida, 4.9% in Georgia, 18.9% in Illinois, 0.5% in Kansas, 2.8% in Kentucky, 1.6% in Louisiana, 2.6% in Maryland, 2.2% in Massachusetts, 3.5% in Minnesota, 3.1% in Missouri, 0.5% in New Hampshire, 2.0% in New Jersey, 0.9% in New York, 1.7% in Nevada, 3.3% in North Carolina, 2.8% in Ohio, 0.4% in Oregon, 7.3% in Pennsylvania, 2.6% in Tennessee, 24.5% in Texas, 0.1% in Virginia, 3.2% in Washington, D.C., 0.9% in Europe, and 0.4% in the Bahamas.

Historically, the public programs sponsored by affiliates of our advisor have experienced losses during the first several quarters of operations.  Many of these losses can be attributed to initial start-up costs and a lack of revenue-producing activity prior to the programs’ initial property investments.  Losses also may reflect the delay between the date a property investment is made and the period when revenues from such property investment begin to accrue.  Furthermore, only Behringer Harvard REIT I, Behringer Harvard Short-Term Opportunity Fund I, and Behringer Harvard Mid-Term Value Enhancement Fund I have sold properties, as described in Table V, as of December 31, 2008, and thus, any appreciation or depreciation of the properties is not reflected in the net income of the programs.

In addition, cash flows from the operations of Behringer Harvard REIT I, Behringer Harvard Opportunity REIT I, Behringer Harvard Multifamily REIT I, Behringer Harvard Mid-Term Value Enhancement Fund I and Behringer Harvard Short-Term Opportunity Fund I have been insufficient in certain years to fund the distributions paid to their respective investors.  Distributions that constituted a return of capital have reduced the funds available to these public programs for the acquisition of properties, which could reduce the overall return of investors.

In fiscal years 2008, 2007, and 2006, Behringer Harvard REIT I declared cash distributions aggregating approximately $153.8 million, $114.5 million, and $62.9 million, respectively, to its common stockholders.  Of these amounts, approximately $111.9 million, $108.5 million, and $59.9 million, in fiscal years 2008, 2007 and 2006, respectively, was paid using funds from operations.  The remaining portion was paid from sources other than funds from operations, such as cash flow from financing activities, a component of which includes cash flows from offering proceeds, cash advanced to the company by, or reimbursements for expenses or waiver of fees from, its advisor, and proceeds from loans including those secured by its assets.

In fiscal years 2008, 2007, and 2006, Behringer Harvard Opportunity REIT I declared cash distributions aggregating approximately $16.4 million, $11.0 million and $1.1 million, respectively, to its stockholders.  Of these amounts, approximately $8.7 million of distributions made in fiscal year 2007 and all distributions made in fiscal 2006 were paid using funds from operations.  The remaining portion for 2007 and all of the distributions for 2008 were paid from sources other than funds from operations, such as cash flow from financing activities, a component of which includes cash flows from offering proceeds, cash advanced to the company by, or reimbursements for expenses or waiver of fees from, its advisor and proceeds from loans including those secured by its assets.

In fiscal years 2008, 2007, and 2006, Behringer Harvard Mid-Term Value Enhancement Fund I declared cash distributions aggregating approximately $2.6 million, $2.6 million, and $2.6 million, respectively, to its stockholders.  Of these amounts, approximately $1.6 million, $2.3 million, and $2.4 million, in fiscal years 2008, 2007, and 2006, respectively, was paid using funds from operations.  The remaining portion was paid from sources other than funds from operations, such as cash flow from financing activities, a component of which includes cash flows from offering proceeds and cash advanced to the company by, or reimbursements for expenses or waiver of fees from, its advisor.

In fiscal years 2008, 2007, and 2006, Behringer Harvard Short-Term Opportunity Fund I declared cash distributions aggregating approximately $3.1 million, $3.1 million, and $8.2 million, respectively, to its stockholders.  Of these amounts, approximately $3.8 million of distributions made in fiscal year 2006 were paid using funds from operations.  The remaining portion was paid from sources other than funds from operations, such as cash flow from financing activities, a component of which includes cash flows from offering proceeds, cash advanced to the company by, or reimbursements for expenses and waiver of fees from, its advisor, and proceeds from loans including those secured by its assets.

In fiscal years 2008 and 2007, Behringer Harvard Multifamily REIT I made declared distributions aggregating approximately $6.4 million and $0.9 million, respectively, to its stockholders.  Of these amounts, approximately $3.7 million and $0.3 million in fiscal years 2008 and 2007, respectively, were paid using funds from operations.  The remaining portion for 2008 and 2007 were paid from sources other than funds from operations, such as cash flow from financing activities, a component of which includes cash flows from offering proceeds, cash advanced to the company by, or reimbursements for expenses or waiver of fees from, its advisor and proceeds from loans including those secured by its assets.

Upon request, prospective investors may obtain from us without charge copies of public offering materials and any public reports prepared in connection with any of the Behringer Harvard-sponsored public programs, including a copy of the most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission.  For a reasonable fee, we also will furnish upon request copies of the exhibits to any such Form 10-K.  Any such request should be directed to our corporate secretary.  Many of the public offering materials and reports prepared in connection with the Behringer Harvard-sponsored public programs are also available on the Behringer Harvard website at www.behringerharvard.com.  Neither the contents of that website nor any of the materials or reports relating to other Behringer Harvard-sponsored public programs are incorporated by reference in or otherwise a part of this Form 8-K.  In addition, the Securities and Exchange Commission maintains a website at www.sec.gov that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Securities and Exchange Commission.

Private Programs

As of December 31, 2008, the private programs sponsored by affiliates of our advisor include 28 single-asset real estate limited partnerships, nine tenant-in-common offerings, two private REITs, and two private multi-asset real estate limited partnerships.  These 41 private programs had raised approximately $520 million of gross offering proceeds from approximately 3500 investors as of December 31, 2008.  See Tables I and II of the Prior Performance Tables contained herein for more detailed information about the experience of the affiliates of our advisor in raising and investing funds for the private offerings closed during the last three years and compensation paid to the sponsors of these programs.

With a combination of debt and offering proceeds, as of December 31, 2008, these private programs invested approximately $1.0 billion (including acquisition and development costs) in 83 real estate investments.  Based on the aggregate amount of acquisition and development costs of these investments, approximately 81.9% was spent on existing or used properties, approximately 14.5% was spent on construction properties, and approximately 3.6% was spent on acquiring or developing land.  Also based the aggregate amount of acquisition and development costs of these investments, approximately 59.3% was spent on the acquisition or development of office buildings, approximately 18.2% was spent on the acquisition or development of multifamily residential properties, approximately 21.6% was spent on the acquisition or development of hospitality and leisure properties, approximately 0.6% was spent on the acquisition or development of retail centers and approximately 0.3% was spent on the acquisition or development of storage facilities.

The following table shows a breakdown by percentage of the aggregate amount of the acquisition and development costs of the properties purchased by the private real estate programs as of December 31, 2008:

Type of Property	New	Used	Construction
Office	—	98.7%	1.3%
Multifamily Residential	3.9%	40.7%	55.4%
Hospitality and Leisure	—	97.9%	2.1%
Retail	—	100.0%	—
Land	—	100.0%	—
Storage Facilities	—	100.0%	—

As a percentage of acquisition and development costs, the diversification of these 83 real estate investments by geographic area is as follows:  5.3% in Arkansas, 4.5% in California, 5.8% in Colorado, 10.8% in Florida, 0.6% in Georgia, 7.2% in Maryland, 11.2% in Minnesota, 3.4% in Missouri, 4.6% in Nevada, 33.2% in Texas, 2.5% in Virginia, 4.9% in Washington, D.C., 0.5% in the U.S. Virgin Islands and 5.5% in other international locations.

During the three years ended December 31, 2008, these private programs invested approximately $376 million (including acquisition and development costs) in 22 real estate investments.  Based on the aggregate amount of acquisition and development costs, of these 22 real estate investments approximately 12.0% were in office properties, approximately 42.0% were in multifamily residential properties and approximately 46.0% were in hospitality and leisure properties.  Also based on the aggregate amount of acquisition and development costs, during the three years ending December 31, 2008 the diversification of the properties by geographic region is as follows: 12.5% in California, 2.8% in Colorado, 26.9% in Florida, 1.7% in Georgia, 2.9% in Maryland, 12.7% in Nevada, 18.4% in Texas, 7.0% in Virginia, and 15.1% in other international locations.  These properties were financed with a combination of debt and offering proceeds.

These programs have sold 39 of the 83 real estate investments they had purchased as of December 31, 2008, or approximately 47.0% of such real estate investments.  The original purchase price of the properties sold was approximately $224 million, and the aggregate sales price of such properties was approximately $263 million.  See Tables III, IV and V of the Prior Performance Tables contained herein for more detailed information as to the operating results of such programs whose offerings closed since January 1, 2004, results of such programs that have completed their operations since January 1, 2004 and the sales or other disposals of properties with investment objectives similar to ours since January 1, 2006.

As of December 31, 2008, the percentage of these programs with investment objectives similar to ours is approximately 93.6%.  These 19 private programs with similar investment objectives invested approximately $974 million (including acquisition and development costs) in investments in 60 properties.  Based on the aggregate amount of acquisition and development costs, of these 60 real estate investments approximately 63.4% were office real estate investments (42 properties), approximately 18.5% were multifamily residential real estate investments (15 properties), approximately 17.7% were hospitality and leisure real estate investments (2 properties), and approximately 0.4% was a retail property.  The aggregate acquisition and development cost of these investments was approximately $974 million, of which $552 million was purchase mortgage financing used to acquire them.  Also based on the aggregate amount of acquisition and development costs, as of December 31, 2008, the diversification of the properties by geographic region is as follows: 5.7% in Arkansas, 4.8% in California, 6.2% in Colorado, 10.4% in Florida, 0.7% in Georgia, 7.7% in Maryland, 11.9% in Minnesota, 3.7% in Missouri, 4.9% in Nevada, 30.3% in Texas, 2.7% in Virginia, 5.2% in Washington, D.C. and 5.8% in other international locations.  These investments had an aggregate of approximately 4.7 million square feet of gross leasable space.  For more detailed information regarding acquisitions of properties by such programs since January 1, 2006, see Table VI of the Prior Performance Tables contained herein.

In addition to the foregoing, from time to time, programs sponsored by us or affiliates of our advisor may conduct other private offerings of securities.

Real Estate Market

Certain prior programs sponsored by affiliates of our advisor have been adversely affected by the cyclical nature of the real estate market.  They have experienced decreases in net income when economic conditions declined.  BRP (Renner Plaza), LP experienced a bankruptcy of its single tenant, which in turn forced the lender to foreclose its loan and acquire the building in April 2006.  However, Behringer Harvard Holdings paid supplemental returns to the investors in this program so that none lost money. See Prior Performance Tables IV (Results of Completed Programs) and V (Results of Sales or Disposals of Property) contained herein for further information regarding BRP (Renner Plaza), LP.  Additionally, certain Behringer Harvard-sponsored tenant-in-common programs (including Behringer Harvard Colorado Building S, LLC, Behringer Harvard Travis Tower S LP, Behringer Harvard Pratt S, LLC, and Behringer Harvard Alamo S, LLC, each of which has Behringer Harvard REIT I as its largest tenant-in-common investor) acquired tenant-in-common interests in certain commercial office properties with the expectation that the near-term occupancy levels would improve to a level sufficient to meet the initial targeted return for the respective properties.  The increase in occupancy rates in the submarkets where these properties are located, and the leasing increases at those properties, have been slower than anticipated.  Although these real estate investments all are providing positive returns and these properties continue to seek increased occupancy, the slower growth in occupancy levels in the near term has resulted in lower current income and lower current distributions generated by these investments than were anticipated.  In certain instances, Behringer Harvard Holdings, the sponsor of these programs, or its affiliates, has agreed to make certain accommodations to benefit the owners of these properties, including leases for vacant space and the deferral of asset management fees otherwise payable to the sponsor or its affiliates.  See Prior Performance Tables I (Experience in Raising and Investing Funds), II (Compensation to Sponsor) and III (Annual Operating Results of Prior Real Estate Programs) contained herein for further information regarding these tenant-in-common programs.  Our business may be affected by similar conditions.

No assurance can be made that our program or other Behringer Harvard-sponsored programs will ultimately be successful in meeting their investment objectives.

Adverse Business Developments

The credit crisis and resulting real estate market disruptions have decreased the liquidity of certain real estate programs sponsored by our sponsor.  Credit from third parties is more difficult to obtain in this environment, and, as a result, two of our sponsor’s private programs and one public program have turned to our sponsor for unsecured credit facilities.  The amount drawn under each such credit facility is material to each of the respective programs.  Although the terms of these facilities compare favorably to those available from third parties, reliance on our sponsor for credit may decrease a program’s liquidity as compared to reliance on large lenders in light of the financial wherewithal of the respective lenders.  In addition, the market disruptions appear to have led to a greater volume of redemption requests, and honoring these requests has further decreased the liquidity of certain real estate programs sponsored by our sponsor.  In order to improve their liquidity, two of our sponsor’s public programs (Behringer Harvard REIT I, Inc. and Behringer Harvard Opportunity REIT I, Inc.) have suspended redemptions other than redemptions upon death, disability or need for long-term care.

Pending Litigation

One of the tenant-in-common programs, Behringer Harvard Beau Terre S, LLC, is currently underperforming relative to projections, which were based on certain seller representations regarding operating expenses and revenues for Beau Terre Office Park that Behringer Harvard Holdings believes to be false.  The private placement offering of tenant-in-common interests in Behringer Harvard Beau Terre S, LLC commenced on May 12, 2004 and was completed on August 18, 2004.  Behringer Harvard Beau Terre S, LLC raised total gross offering proceeds of approximately $17.6 million from the sale of 28 tenant-in-common interests.  Behringer Harvard Holdings relied on seller representations and third-party due diligence, which included independent appraisals, regarding revenues related to the Beau Terre Office Park and has since learned that certain leases were fraudulent and a building had not been built.  When acquired in June 2004, Behringer Harvard Holdings projected an annualized yield to investors of 8.86%, 8.74%, 8.68%, and 7.68% for the years ended December 31, 2005, 2006, 2007, and 2008, respectively.  In December 2005, Behringer Harvard Holdings completed a settlement with investors in the Beau Terre Office Park tenant-in-common program to support these projected returns.  Under the terms of the settlement, Behringer Harvard Holdings agreed to, among other things, increase the lease payments under certain leases at the property, replace the existing property manager, build a new office building on an undeveloped lot at that property and pay $1.25 million.  In connection with the settlement with investors, Behringer Harvard Holdings revised its projections to 6.92% and 5.62% for the years ended December 31, 2007 and 2008, respectively.  Further, the investors approved the 2007 budget with an annualized yield to investors of 1.64%.  Actual results for December 31, 2007 and 2008 were 2.25% and 2.31%, respectively.

As a result of the lower than anticipated performance of this asset, Behringer Harvard Holdings allowed the property management agreement with the on-site property manager to expire according to its terms.  The on-site property manager was replaced with Trammell Crow Company beginning in January 2006, which was replaced by Colliers Dickson Flake Partners in April 2007.  The former on-site property manager, an agent of the seller, filed a lawsuit against Behringer Harvard Holdings in Dallas, Texas alleging breach of contract, among other things.  Behringer Harvard Holdings believes that the lawsuit lacks merit and is actively defending those claims and pursuing its own claims against the seller and others.  In November 2007, Behringer Harvard Holdings and the investors completed a settlement with the seller and its agent.  In June 2008, Behringer Harvard Holdings and the investors completed a settlement with the appraiser and its successor in interest.  Also in June 2008, the investors dismissed all of their remaining causes of action against the remaining parties and are no longer parties to the lawsuit.  As of the date of this Form 8-K, this lawsuit between Behringer Harvard Holdings and the former on-site property manager and its affiliates is ongoing and is in the discovery phase.

PRIOR PERFORMANCE TABLES

The following Prior Performance Tables (the “Tables”) provide information relating to closed or completed real estate investment programs (the “Prior Real Estate Programs”) sponsored by Robert M. Behringer and his affiliates, who control our advisor.  Each of the Prior Real Estate Programs presented has investment objectives similar or identical to Behringer Harvard Opportunity REIT II and was formed for the purpose of investing in commercial real estate similar to the type in which Behringer Harvard Opportunity REIT II invests.

Prospective investors should read these Tables carefully together with the summary information concerning the Prior Real Estate Programs as set forth in the “Prior Performance Summary” contained herein.

Investors in Behringer Harvard Opportunity REIT II will not own any interest in any Prior Real Estate Program and should not assume that they will experience returns, if any, comparable to those experienced by investors in the Prior Real Estate Programs.

Our advisor is responsible for the acquisition, operation, maintenance and resale of the real estate properties.  Mr. Behringer controls our advisor and was a general partner and/or chief executive officer of the Prior Real Estate Programs and related companies.  The financial results of the Prior Real Estate Programs thus provide an indication of Prior Real Estate Programs for which Mr. Behringer was ultimately responsible and the performance of these programs during the periods covered.  However, general economic conditions affecting the real estate industry and other factors contribute significantly to financial results.

The following tables are included herein:

Table I - Experience in Raising and Investing Funds (As a Percentage of Investment)

Table II - Compensation to Sponsor (in Dollars)

Table III - Annual Operating Results of Prior Real Estate Programs

Table IV - Results of Completed Programs

Table V - Results of Sales or Disposals of Property

Table VI – Acquisitions of Properties by Programs

The following are definitions of certain terms used in the Tables:

“Acquisition Fees” means fees and commissions paid by a Prior Real Estate Program in connection with its purchase or development of a property, except development fees paid to a person not affiliated with the Prior Real Estate Program or with a general partner or advisor of the Prior Real Estate Program in connection with the actual development of a project after acquisition of land by the Prior Real Estate Program.

“Organization Expenses” include legal fees, accounting fees, securities filing fees, printing and reproduction expenses and fees paid to the sponsor in connection with the planning and formation of the Prior Real Estate Program.

“Underwriting Fees” include selling commissions and wholesaling fees paid to broker-dealers for services provided by the broker-dealers during the offering.

TABLE I

(UNAUDITED)

EXPERIENCE IN RAISING AND INVESTING FUNDS

This Table sets forth a summary of the experience of the sponsors of Prior Real Estate Programs that have closed offerings since January 1, 2006 and that have similar or identical investment objectives to Behringer Harvard Opportunity REIT II.  Information is provided with regard to the manner in which the proceeds of the offerings have been applied.  Also set forth is information pertaining to the timing and length of these offerings and the time period over which the proceeds have been invested in the properties.  All figures are as of December 31, 2008.

	Behringer Harvard REIT I, Inc. – First Follow-on Offering(1)		Behringer Harvard REIT I, Inc. – Second Follow-on Offering(2)		Behringer Harvard Opportunity REIT I, Inc.

Dollar amount offered	$952,000,000		$2,475,000,000		$601,870,650
Dollar amount raised	828,826,059	87.1%	1,890,550,131	76.4%	552,006,913	91.7%

Less offering expenses:
Selling commissions and discounts	70,296,243	8.5%	163,215,937	8.6%	46,217,996	8.4%
Organizational and offering expenses	16,380,897	2.0%	26,115,012	1.4%	11,786,023	2.1%
Marketing expenses	—	0.0%	—	0.0%	—	0.0%
Reserve for operations	—	0.0%	—	0.0%	—	0.0%
Other	—	0.0%	—	0.0%	—	0.0%

Amount available for investment	$742,148,919	89.5%	$1,701,219,182	90.0%	$494,002,894	89.5%

Acquisition costs:
Cash invested	$667,436,558	31.3%	$1,310,656,356	47.0%	$438,085,482	48.3%
Acquisition fees(4)	58,610,093	2.7%	79,960,190	2.9%	27,107,001	3.0%
Loan costs	16,102,268	0.8%	18,051,925	0.6%	11,256,724	1.2%
Proceeds from mortgage financing	1,392,529,566	65.2%	1,378,276,492	49.5%	430,728,903	47.5%

Total acquisition costs(5)	$2,134,678,485		$2,786,944,963		$907,178,110

Percent leveraged	65.2%		49.5%		47.5%

Date offering began	02/11/05		10/06/06		09/20/05

Length of offering (in months)	20		25		27

Months to invest 90% of amount available for investment (measured from date of offering)	22		—		—

TABLE I

(UNAUDITED)

EXPERIENCE IN RAISING AND INVESTING FUNDS (contd.)

	Behringer Harvard Strategic Opportunity Fund I LP		Behringer Harvard Strategic Opportunity Fund II LP		Behringer Harvard Multifamily REIT I, Inc.- Private Offering (6)

Dollar amount offered	$80,000,000		$150,000,000		$400,000,000
Dollar amount raised	64,415,125	80.5%	62,222,751	41.5%	127,307,057	31.8%

Less offering expenses:
Selling commissions and discounts	5,575,595	8.7%	4,752,232	7.6%	11,107,720	8.7%
Organizational and offering expenses	1,043,567	1.6%	1,246,455	2.0%	1,909,606	1.5%
Marketing expenses	—	0.0%	—	0.0%	—	0.0%
Reserve for operations	—	0.0%	—	0.0%	—	0.0%
Other	—	0.0%	—	0.0%	—	0.0%

Amount available for investment	$57,795,963	89.7%	$56,224,064	90.4%	$114,289,731	89.8%

Acquisition costs:
Cash invested	$47,261,076	33.8%	$48,484,305	28.8%	$92,553,100	94.5%
Acquisition fees(4)	5,806,695	4.2%	3,982,327	2.4%	4,409,909	4.5%
Loan costs	2,279,993	1.6%	1,417,661	0.8%	925,000	0.9%
Proceeds from mortgage financing	84,369,668	60.4%	114,563,626	68.0%	—	0.0%

Total acquisition costs(5)	$139,717,432		$168,447,919		$97,888,009

Percent leveraged	60.4%		68.0%		0.0%

Date offering began	01/20/05		02/13/06		11/22/06

Length of offering (in months)	14		19		13

Months to invest 90% of amount available for investment (measured from date of offering)	15		—		—

(1)	The information provided for Behringer Harvard REIT I, Inc. — First Follow-on Offering references only that company’s first follow-on public offering.
(2)

The information provided for Behringer Harvard REIT I, Inc. — Second Follow-on Offering references only that company’s second follow-on public offering. Behringer Harvard REIT I, Inc. terminated the “best efforts” portion of the Second Follow-on Offering effective as of the close of business on December 31, 2008 and the distribution reinvestment plan portion of the Second Follow-on Offering effective as of the close of business on January 3, 2009. Includes amounts sold on January 3, 2009 pursuant to the company’s distribution reinvestment plan.

(3)

“Reserve for operations” includes all reserves related to the referenced tenant-in-common program, including, without limitation, reserves for capital expenditures, tenant improvements, working capital and those required by lenders.

(4)	Acquisition fees include finders fees and due diligence reimbursements paid to affiliates of the advisors or general partners.
(5)	Total acquisition costs include cash invested, acquisition fees and loan costs as well as the proceeds from mortgage financing.
(6)

The information provided for Behringer Harvard Multifamily REIT I, Inc. relates to that company’s private offering, which terminated on December 28, 2007. Behringer Harvard Multifamily REIT I, Inc. is currently offering $2.475 billion of its common stock pursuant to its initial public offering which commenced on September 5, 2008.

TABLE II

(UNAUDITED)

COMPENSATION TO SPONSOR

This Table sets forth the compensation received by affiliates of Behringer Harvard Opportunity Advisors II LP, including compensation paid out of offering proceeds and compensation paid in connection with the ongoing operations, for Prior Real Estate Programs that have closed offerings since January 1, 2006 and that have similar or identical investment objectives to Behringer Harvard Opportunity REIT II.  All figures are as of December 31, 2008.

	Behringer Harvard REIT I, Inc. – First Follow-on Offering	Behringer Harvard REIT I, Inc. – Second Follow-on Offering(1)	Behringer Harvard Opportunity REIT I, Inc.	Behringer Harvard Strategic Opportunity Fund I LP	Behringer Harvard Strategic Opportunity Fund II LP	Behringer Harvard Multifamily REIT I, Inc. – Private Offering(2)

Date offering commenced	02/11/05	10/06/06	09/20/05	01/20/05	02/13/06	11/22/06

Dollar amount raised	$828,826,059	$1,890,550,131	$552,006,913	$64,415,125	$62,222,751	$127,307,057

Amount paid to sponsor from proceeds of offering:
Underwriting fees(3)	7,062,503	23,890,745	4,528,921	946,423	734,847	2,261,060
Acquisition fees:
Real estate commissions	—	—	—	—	—	—
Broker-dealer fees	—	—	—	—	—	—
Other fees(4)	58,610,093	79,960,190	27,107,001	5,806,695	3,982,327	4,409,909
Total amount paid to sponsor	$65,672,596	$103,850,935	$31,635,922	$6,753,118	$4,717,174	$6,670,969

Dollar amount of cash generated from (used in) operations before deducting payments to sponsor	$270,634,458	$270,634,458	$(28,327,761)	$(10,552,196)	$(6,636,226)	$3,730,795

Amount paid to sponsor from operations(5):
Property management fees	31,974,135	31,974,135	2,561,935	—	—	—
Partnership management fees	48,476,269	48,476,269	7,120,765	2,099,006	1,977,845	1,102,048
Reimbursements	—	—	—	—	—	—
Leasing commissions	—	—	—	—	—	—

Dollar amount of property sales and refinancing before deducting payments to sponsor:
Cash	—	75,526,511	—	10,000,000	21,800,184	—
Other	—	28,408,556	—	—	—	—

Amount paid to sponsor from property sales and refinancing:
Real estate commissions	—	—	—	—	—	—
Financing fees	—	—	—	—	—	—
Other	—	—	—	—	—	—

(1)

Behringer Harvard REIT I, Inc. terminated the “best efforts” portion of the Second Follow-on Offering effective as of the close of business on December 31, 2008 and the distribution reinvestment plan portion of the Second Follow-on Offering effective as of the close of business on January 3, 2009. Includes amounts sold on January 3, 2009 pursuant to the company’s distribution reinvestment plan.

(2)

The information provided for Behringer Harvard Multifamily REIT I, Inc. relates to that company’s private offering, which terminated on December 28, 2007. Behringer Harvard Multifamily REIT I, Inc. is currently offering $2.475 billion of its common stock pursuant to its initial public offering which commenced on September 5, 2008.

(3)	“Underwriting fees” consist of dealer-manager fees received by an affiliate of the sponsor less any amounts reallowed to participating broker-dealers.
(4)	“Other fees” are acquisition fees, which include finders fees and due diligence reimbursements paid to affiliates of the advisors or general partners.
(5)

An affiliate of the sponsor provides management services for certain properties acquired in the respective programs. Management fees have not exceeded 4.5% of the gross receipts from the properties managed.

TABLE III

(UNAUDITED)

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS

This Table sets forth the annual operating results of Prior Real Estate Programs that have closed offerings since January 1, 2004 and that have similar or identical investment objectives to Behringer Harvard Opportunity REIT II.  All results are through December 31, 2008.

Behringer Harvard REIT I, Inc.

		2004	2005(1)	2006 (1)	2007	2008

	Gross revenue	$129,981	$31,056,714	$161,306,497	$314,220,575	$605,433,359
	Equity in earnings of investments in tenant-in-common interests	1,402,847	3,114,599	4,803,590	5,117,040	1,330,819
	Interest income	389,737	2,665,006	4,962,720	25,540,692	7,026,644
	Gain on sale of assets	—	—	—	43,812	5,252,812
	Gain on early extinguishment of debt	—	—	—	—	1,257,848
	Income (Loss) from discontinued operations	—	—	—	—	13,633,728

Less:	Operating expenses	764,823	9,775,993	57,692,604	118,543,371	251,357,490
	Interest expense	1,689,994	13,136,655	50,876,700	100,728,701	191,327,680
	Property and asset management fees	295,111	3,358,959	10,046,091	22,849,834	45,240,718
	General and administrative	711,603	1,254,381	1,614,745	2,969,033	7,334,099
	Asset impairment loss	—	—	—	—	21,113,589
	Depreciation and amortization	—	15,033,072	73,275,009	141,462,443	278,213,262
	Minority Interest	—	—	—	—	(231,337)
	Net income – GAAP basis	$(1,538,966)	$(5,722,741)	$(22,432,342)	$(41,631,263)	$(160,420,291)

	Taxable income
	- from operations	(827,126)	(3,475,249)	(8,782,949)	(12,874,294)	(40,749,782	)(2)
	- from gain on sale	—	—	—	—	—

	Cash generated from operations	(331,599)	9,038,885	49,178,016	63,794,244	68,484,262
	Cash generated from sales	—	—	—	—	—
	Cash generated from financing / refinancing	—	—	—	—	—
	Total cash generated from operations, sales and refinancing	$(331,599)	$9,038,885	$49,178,016	$63,794,244	$68,484,262

	Less: Cash distributions to investors
	- from operating cash flow	153,552	3,176,757	6,987,108	9,676,388	—
	- from sales and refinancing	—	—	—	—	—
	- from other(3)	1,611,415	8,168,802	23,325,723	45,617,256	70,454,349

	Cash generated (deficiency) after cash distributions	$(2,096,566)	$(2,306,674)	$18,865,185	$8,500,600	$(1,970,087)

	Special items (not including sales and refinancing)
	Issuance of common stock	106,851,838	427,687,842	454,838,168	692,662,878	638,915,322
	Acquisition of land and buildings	(81,957,536)	(320,969,585)	(480,621,662)	(735,918,044)	(388,095,875)
	Increase in other assets	(2,936,151)	1,892,146	548,458	4,753,401	(6,338,548)
	Other(4)	1,058,702	(3,628,562)	2,576,000	—	—

	Cash generated (deficiency) after cash distributions and special items	$20,920,287	$102,675,167	$(3,793,851)	$(30,001,165)	$242,510,812

	Tax and Distribution Data Per $1,000 Invested
	Federal income tax results:
	Ordinary income (loss)
	- from operations	(7)	(6)	(8)	(7)	(16)
	- from recapture	—	—	—	—	—

	Capital gain (loss)	—	—	—	—	—

	Cash distributions to investors
	Source (on GAAP basis)
	- from investment income	1	5	7	5	—
	- from return of capital	14	14	21	25	27
	Total distributions on GAAP basis	$15	$19	$28	$30	$27

	Source (on cash basis)
	- from operations	1	5	7	5	—
	- from sales	—	—	—	—	—
	- from return of capital	14	14	21	25	27
	Total distributions on cash basis	$15	$19	$28	$30	$27

	Amount (in percentage terms) remaining invested in program properties at the end of last year reported in table	100%	100%	100%	100%	100.0%

(1)	Includes all amounts for 2005 and 2006, most of which may be attributed to Behringer Harvard REIT I, Inc.’s first follow-on offering.
(2)	Subject to adjustment based on final 2008 tax return.
(3)	Includes offering proceeds and borrowings.
(4)	Includes financing costs, redemptions of shares, change in receivables from or payables to affiliates and deposits on properties to be acquired.

TABLE III

(UNAUDITED)

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS (contd.)

Behringer Harvard Opportunity REIT I, Inc.

		2004	2005	2006	2007	2008

	Gross revenue	$—	$—	$4,660,664	$35,227,624	$73,387,185
	Equity in income of joint ventures	—	—	—	(1,201,219)	(2,861,652)
	Interest income	313	55,930	2,748,918	3,779,424	3,537,523
	Loss on debt extinguishment	—	—	—	(2,455,058)	—

Less:	Operating expenses	—	—	1,987,606	16,939,932	44,250,484
	Interest expense	—	—	560,018	4,805,467	17,438,061
	Property and asset management fees	—	—	355,527	3,231,994	7,095,054
	General and administrative	—	159,163	855,494	1,562,161	4,934,858
	Impairment Charge	—	—	—	—	19,413,313
	Depreciation and amortization	—	—	1,351,054	13,069,023	25,660,996
	Minority Interest	—	—	(90,935)	(401,218)	(10,028,342)
	Net income – GAAP basis	$313	$(103,233)	$2,390,818	$(3,856,588)	$(34,701,368)

	Taxable income
	- from operations	313	(98,734)	—	(3,619,099)	(9,783,355	)(1)
	- from gain on sale	—	—	—	—	—

	Cash generated from operations	313	(100,537)	3,927,562	(12,566,090)	(29,283,099)
	Cash generated from sales	—	—	—	—	—
	Cash generated from financing / refinancing	—	—	—	—	—
	Total cash generated from operations, sales and refinancing	$313	$(100,537)	$3,927,562	$(12,566,090)	$(29,283,099)

	Less: Cash distributions to investors
	- from operating cash flow	—	—	247,632	—	—
	- from sales and refinancing	—	—	—	—	—
	- from other(2)	—	—	—	3,438,506	4,005,905

	Cash generated (deficiency) after cash distributions	$313	$(100,537)	$3,679,930	$(16.004.596)	$(33,289,004)

	Special items (not including sales and refinancing)
	Issuance of common stock	—	16,302,092	145,405,261	315,903,029	(3,737,946)
	Acquisition of land and buildings	—	—	(113,128,995)	(273,946,771)	(15,478,005)
	Increase in other assets	—	—	—	(154,450)	—
	Other(3)	—	2,158,017	122,018	(1,938,272)	(733,501)

	Cash generated (deficiency) after cash distributions and special items	$313	$18,359,572	$36,078,214	$23,858,940	$(53,238,456)

	Tax and Distribution Data Per $1,000 Invested
	Federal income tax results:
	Ordinary income (loss)
	- from operations	2	(6)	—	(8)	(20)
	- from recapture	—	—	—	—	—

	Capital gain (loss)	—	—	—	—	—

	Cash distributions to investors
	Source (on GAAP basis)
	- from investment income	—	—	2	—	—
	- from return of capital	—	—	—	7	8
	Total distributions on GAAP basis	$—	$—	$2	$7	$8

	Source (on cash basis)
	- from operations	—	—	2	—	—
	- from sales	—	—	—	—	—
	- from return of capital	—	—	—	7	8
	Total distributions on cash basis	$—	$—	$2	$7	$8

	Amount (in percentage terms) remaining invested in program properties at the end of last year reported in table	100%	100%	100%	100%	100%

(1)	Subject to adjustment based on final 2008 tax return.
(2)	Includes offering proceeds and borrowings.
(3)	Includes financing costs, redemptions of shares, change in receivables from or payables to affiliates and deposits on properties to be acquired.

TABLE III

(UNAUDITED)

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS (contd.)

Behringer Harvard Mid-Term Value Enhancement Fund I LP

	2004	2005	2006	2007	2008

Gross revenue	$1,183,349	$4,169,024	$4,253,765	$4,128,395	$3,865,587
Interest income	44,913	214,002	41,582	368,033	162,230
Discontinued operations	—	—	614,175	4,503	—
Gain on sale of assets	—	—	—	50,570	—
Less: Operating expenses	522,740	1,696,954	1,527,013	1,489,269	1,555,230
Interest expense	—	—	—	—	—
Property and asset management fees	71,166	281,381	293,742	297,909	282,252
General and administrative	313,821	609,986	509,390	408,355	573,634
Depreciation and amortization	309,500	1,352,375	1,569,492	1,599,838	1,475,729
Net income – GAAP basis	$11,035	$442,330	$1,009,885	$756,130	$140,972

Taxable income
- from operations	186,771	1,215,032	1,549,532	1,399,369	699,124
- from gain on sale	—	—	—	50,570	—

Cash generated from operations	547,352	1,715,622	2,866,196	1,864,724	1,558,524
Cash generated from sales	—	—	6,099,022	93,917	—
Cash generated from financing / refinancing	—	—	—	—	—
Total cash generated from operations,sales and refinancing	$547,352	$1,715,622	$8,965,218	$1,958,641	$1,558,524

Less: Cash distributions to investors
- from operating cash flow	346,371	2,352,159	2,630,730	2,585,786	2,582,461
- from sales and refinancing	—	—	—	—	—
- from other	—	—	—	—	—

Cash generated (deficiency) after cash distributions	$200,981	$(636,537)	$6,334,488	$(627,145)	$(1,023,937)

Special items (not including sales and refinancing)
Limited partners’ capital contributions	25,534,480	10,893,050	(706,879)	(276,271)	(342,568)
General partners’ capital contributions	—	—	—	—	—
Acquisition of land and buildings	(18,247,941)	(16,228,867)	—	—	—
Increase in other assets	(214,689)	(192,387)	(6,016,705)	5,874,176	—
Other(1)	(61,366)	(959)	—	—	—

Cash generated (deficiency) after cash distributions and special items	$7,211,465	$(6,165,700)	$(389,096)	$4,970,760	$(1,366,505)

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations	7	34	47	45	24
- from recapture	—	—	—	—	—

Capital gain (loss)	—	—	—	51	—

Cash distributions to investors
Source (on GAAP basis)
- from investment income	13	66	79	82	90
- from return of capital	—	—	—	—	—
Total distributions on GAAP basis	$13	$66	$79	$82	$90

Source (on cash basis)
- from operations	13	66	79	82	90
- from sales	—	—	—	—	—
- from refinancing	—	—	—	—	—
Total distributions on cash basis	$13	$66	$79	$82	$90

Amount (in percentage terms) remaining invested in program properties at the end of last year reported in table	100%	100%	83.0%	83.0%	83.0%

(1)   Includes financing costs, redemptions of limited partnership units, change in receivables from or payables to affiliates and deposits on properties to be acquired.

TABLE III
(UNAUDITED)

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS (contd.)

Behringer Harvard Short-Term Opportunity Fund I LP

	2004	2005	2006	2007	2008

Gross revenue	$2,616,051	$14,574,826	$19,617,725	$38,274,350	$28,217,391
Equity in income of joint ventures	(414,052)	(801,497)	—	—	—
Interest income	149,996	701,615	692,677	373,027	78,320
Discontinued operations	—	—	2,255,575	(2,100)	615,974
Forgiveness of Debt Income	—	—	—	—	—
Gain (Loss) on derivative instruments	—	—	—	—	(883,130)
Less: Operating expenses	1,614,808	4,519,091	10,752,083	32,251,927	23,917,356
Interest expense	519,848	1,997,985	4,269,003	10,261,591	8,025,177
Inventory valuation adjustment				2,443,689	16,789,863
Property and asset management fees	188,524	860,063	1,293,416	1,080,606 (1)	1,853,268
General and administrative	400,231	814,285	761,421	924,866	1,442,322
Depreciation and amortization	936,881	7,504,612	9,728,078	8,953,411	8,272,379
Minority interest	6,789	(99,361)	(1,150,433)	(3,811,338)	(1,727,371)
Net income – GAAP basis	$(1,315,086)	$(1,121,731)	$(3,087,591)	$(13,459,475)	$(30,544,439)

Taxable income
- from operations	(243,050)	4,409,487	2,145,107	(893,038)	(12,529,848)
- from gain on sale	—	1,096,396	1,799,122	—	1,881,339

Cash generated from operations	697,530	4,512,271	6,978,937	(16,011,954)	(15,092,995)
Cash generated from sales	—	—	9,836,318	—	—
Cash generated from financing / refinancing	—	—	—	—	—
Total cash generated from operations, sales and refinancing	$697,530	$4,512,271	$16,815,255	$(16,011,954)	$(15,092,995)

Less: Cash distributions to investors
- from operating cash flow	278,218	4,102,145	3,248,942	3,059,882	3,068,341
- from sales and refinancing	—	—	4,983,268	—	—
- from other	—	—	—	—	—

Cash generated (deficiency) after cash distributions	$419,312	$410,126	$8,583,045	$(19,071,836)	$(18,161,336)

Special items (not including sales and refinancing)
Limited partners’ capital contributions	56,130,110	35,209,224	—	—	—
General partners’ capital contributions	—	—	—	—	1,671,172
Acquisition of land and buildings	(23,144,074)	(62,425,986)	(2,260,217)	3,101,209	17,098,233
Increase in other assets	(1,462,929)	1,343,893	10,000	—	—
Other(2)	(11,427)	4,729,154	(1,265,414)	40,366	(931,759)

Cash generated (deficiency) after cash distributions and special items	$31,930,992	$(20,733,589)	$5,067,414	$(15,930,261)	$(323,690)

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations	(4)	50	28	(13)	(352)
- from recapture	—	—	—	—	53

Capital gain (loss)	—	12	24	—	—

Cash distributions to investors
Source (on GAAP basis)
- from investment income	5	46	108	45	86
- from return of capital	—	—	—	—	—
Total distributions on GAAP basis	$5	$46	$108	$45	$86

Source (on cash basis)
- from operations	5	46	42	45	86
- from sales	—	—	66	—	—
- from refinancing	—	—	—	—	—
Total distributions on cash basis	$5	$46	$108	$45	$86

Amount (in percentage terms) remaining invested in program properties at the end of last year reported in table	100%	98.8%	92.0%	92.5%	92.5%

(1)   Behringer Harvard Short-Term Opportunity Fund I’s general partners waived asset management fees of approximately $1.0 million for the year ended December 31, 2007.  In addition, on December 31, 2007, Behringer Harvard Holdings forgave Behringer Harvard Short-Term Opportunity Fund I $7.5 million of principal borrowings and accrued interest thereon under a loan agreement entered into between the parties on November 9, 2007.  The interest rate under this loan was 5% per annum.  The waiver of fees and forgiveness of indebtedness materially impacted the results presented for Behringer Harvard Short-Term Opportunity Fund I.

(2)   Includes financing costs, redemptions of limited partnership units, change in receivables from or payables to affiliates and deposits on properties to be acquired.

TABLE III
(UNAUDITED)

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS (contd.)

Behringer Harvard Strategic Opportunity Fund I LP

	2005	2006	2007	2008

Gross revenue	$10,499,889	$22,198,914	$21,187,205	$28,758,842
Equity in income of joint ventures	(25,654)	(536,654)	(717,985)	(624,369)
Interest income	304,737	389,147	326,247	111,630
Gain on sale	—	6,626,046	120,492	—

Less: Operating expenses	9,676,802	20,723,510	21,555,560	27,507,895
Interest expense	2,176,844	4,885,369	4,640,498	7,081,840
Property and asset management fees	453,661	1,288,013	1,280,029	1,307,653
General and administrative	234,326	297,649	387,037	593,761
Depreciation and amortization	1,354,586	2,683,244	3,717,281	5,177,185
Minority interest	(11,956)	(70,268)	(717,464)	(82,260)
Net income – GAAP basis	$(3,105,291)	$(1,130,064)	$(9,946,982)	$(13,339,971)

Taxable income
- from operations	(2,911,983)	(6,245,092)	(10,168,996)	(10,662,648)
- from gain on sale	—	6,626,046	120,492	—

Cash generated from operations	516,527	(446,216)	(3,393,036)	(11,559,826)
Cash generated from sales	—	14,450,576	4,129,808	—
Cash generated from financing / refinancing	—	—	—	—
Total cash generated from operations, sales and refinancing	$516,527	$14,004,360	$736,773	$(11,559,826)

Less: Cash distributions to investors
- from operating cash flow	—	—	—	—
- from sales and refinancing	—	—	636,242	—
- from other	—	—	—	—

Cash generated (deficiency) after cash distributions	$516,527	$14,004,360	$100,531	$(11,559,826)

Special items (not including sales and refinancing)
Limited partners’ capital contributions	59,666,296	4,748,929	—	—
General partners’ capital contributions	500	—	—	—
Acquisition of land and buildings	(23,781,793)	(35,051,932)	(9,710,525)	8,240,867
Increase in other assets	(229,376)	—	—	—
Other(1)	(5,604,174)	135,723	1,821,689	(118,263)

Cash generated (deficiency) after cash distributions and special items	$30,567,980	$(16,162,920)	$(7,788,305)	$(3,437,222)

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations	(58)	(116)	(241)	(368)
- from recapture	—	—	—	—

Capital gain (loss)	—	123	3	—

Cash distributions to investors
Source (on GAAP basis)
- from investment income	—	—	—	—
- from return of capital	—	—	—	—
Total distributions on GAAP basis	$—	$—	$—	$—

Source (on cash basis)
- from operations	—	—	—	—
- from sales	—	—	—	—
- from refinancing	—	—	—	—
Total distributions on cash basis	$—	$—	$—	$—

Amount (in percentage terms) remaining invested in program properties at the end of last year reported in table	100%	94.3%	94.3%	94.4%

(1)   Includes financing costs, redemptions of limited partnership units, change in receivables from or payables to affiliates and deposits on properties to be acquired.

TABLE III
(UNAUDITED)

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS (contd.)

Behringer Harvard Strategic Opportunity Fund II LP

	2006	2007	2008

Gross revenue	$1,151,853	$32,868,261	$29,446,150
Equity in income of joint ventures	(16,357)	(644,615)	—
Interest income	150,563	620,582	345,967
Gain on sale	—	1,408,377	1,624,040
Discontinued operations	—	(738,236)	(406,395)

Less: Operating expenses	424,249	29,810,742	31,353,995
Interest expense	698,717	6,918,724	7,175,907
Property and asset management fees	140,587	2,245,592	1,045,601
General and administrative	—	—	831,955
Depreciation and amortization	1,168,773	4,347,754	6,867,458
Minority interest	(190,056)	(1,578,121)	(2,785,120)
Net income – GAAP basis	$(956,211)	$(8,230,322)	$(13,480,034)

Taxable income
- from operations	(345,183)	(6,122,963)	(16,399,557)
- from gain on sale	—	—	2,962,695

Cash generated from operations	508,989	(3,800,954)	(6,775,777)
Cash generated from sales	—	10,480,253	16,873,878
Cash generated from financing / refinancing	—	—	—
Total cash generated from operations, sales and refinancing	$508,989	$6,679,299	$10,098,101

Less: Cash distributions to investors
- from operating cash flow	—	—	—
- from sales and refinancing	—	—	—
- from other	—	—	—

Cash generated (deficiency) after cash distributions	$508,989	$6,679,299	$10,098,101

Special items (not including sales and refinancing)
Limited partners’ capital contributions	27,593,625	34,629,125	—
General partners’ capital contributions	500	—	—
Acquisition of land and buildings	(17,885,429)	(41,308,873)	(15,381,694)
Increase in other assets	3,976,262	3,469,953	3,740,637
Other(1)	(3,460,211)	(2,292,497)	(577,842)

Cash generated (deficiency) after cash distributions and special items	$10,733,736	$1,177,057	$(2,120,798)

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations	(14)	(128)	(484)
- from recapture	—	—	—

Capital gain (loss)	—	—	87

Cash distributions to investors
Source (on GAAP basis)
- from investment income	—	—	—
- from return of capital	—	—	—
Total distributions on GAAP basis	$—	$—	$—

Source (on cash basis)
- from operations	—	—	—
- from sales	—	—	—
- from refinancing	—	—	—
Total distributions on cash basis	$—	$—	$—

Amount (in percentage terms) remaining invested in program properties at the end of last year reported in table	100%	100%	100%

(1)   Includes financing costs, redemptions of limited partnership units, change in receivables from or payables to affiliates and deposits on properties to be acquired.

TABLE III
(UNAUDITED)

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS (contd.)

Behringer Harvard Multifamily REIT I, Inc.(1)

	2006	2007	2008

Gross revenue	$—	$—	$—
Equity in income of joint ventures	—	793,218	4,275,881
Interest income	—	343,240	884,506
Gain on sale	—	—	—

Less: Operating expenses	—	—	—
Interest expense	—	642,124	—
Property and asset management fees	—	217,837	884,211
General and administrative	—	483,604	1,599,208
Depreciation and amortization	—	—	46,705
Minority interest	—	—	—
Net income – GAAP basis	$—	$(207,107)	$2,630,263

Taxable income
- from operations	(11,003)	—	3,946,462 (2)
- from gain on sale	—	—	—

Cash generated from operations	—	245,311	2,383,436
Cash generated from sales	—	—	—
Cash generated from financing / refinancing	—	—	—
Total cash generated from operations, sales and refinancing	$—	$245,311	$2,383,436

Less: Cash distributions to investors
- from operating cash flow	—	123,651	3,805,472
- from sales and refinancing	—	—	—
- from other(3)	—	391,563	1,960,394

Cash generated (deficiency) after cash distributions	$—	$(269,903)	$(3,382,430)

Special items (not including sales and refinancing)
Issuance of common stock	—	114,520,437	10,711,736
Acquisition of land and buildings	—	—	—
Increase in other assets	—	(60,791,740)	(35,419,544)
Other(4)	—	(101,213)	(1,516,141)

Cash generated (deficiency) after cash distributions and special items	$—	$53,357,581	$(29,606,379)

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations	—	—	34
- from recapture	—	—	—

Capital gain (loss)	—	—	—

Cash distributions to investors
Source (on GAAP basis)
- from investment income	—	1	33
- from return of capital	—	4	17
Total distributions on GAAP basis	$—	$5	$50

Source (on cash basis)
- from operations	—	1	32
- from sales	—	—	—
- from refinancing	—	—	—
Total distributions on cash basis	$—	$1	$32

Amount (in percentage terms) remaining invested in program properties at the end of last year reported in table	100%	100%	100%

(1)   Behringer Harvard Multifamily REIT I, Inc. conducted a private offering from November 22, 2006 until December 28, 2007.  Behringer Harvard Multifamily REIT I, Inc. is currently offering $2.475 billion of its common stock pursuant to an initial public offering which commenced on September 5, 2008.

(2)   Subject to adjustment based on final 2008 tax return.

(3)   Includes offering proceeds and borrowings.

(4)   Includes financing costs, redemptions of shares, change in receivables from or payables to affiliates and deposits on properties to be acquired.

TABLE III
(UNAUDITED)

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS (contd.)

Behringer Harvard Enclave S LP(1)

	2004	2005	2006	2007	2008

Gross revenue	$3,049,976	$4,428,393	$4,612,687	$4,572,453	$2,394,932
Interest income	2,773	3,177	6,764	7,400	2,906
Gain (Loss) on Sale	—	—	—	—	14,187,799

Less: Operating expenses	1,227,256	1,830,214	2,054,587	1,989,239	1,090,803
Interest expense	781,359	1,073,237	1,057,482	1,040,846	513,896
Depreciation and amortization	1,100,893	1,655,453	1,655,510	1,654,892	827,446
Net income — GAAP basis	$(56,759)	$(127,334)	$(148,128)	$(105,124)	$14,153,492

Taxable income
- from operations	506,425	354,694	598,399	698,328	363,316
- from gain on sale	—	—	—	—	11,199,542

Cash generated from operations	1,621,323	1,133,131	2,059,930	1,595,692	6,846,283
Cash generated from sales	—	—	—	—	—
Cash generated from financing / refinancing	—	—	—	—	—
Total cash generated from operations, sales and refinancing	$1,621,323	$1,133,131	$2,059,930	$1,595,692	$6,846,283

Less: Cash distributions to investors
- from operating cash flow	658,000	1,073,000	1,130,000	1,225,000	660,000
- from sales and refinancing	—	—	—	—	380,000
- from other	—	—	—	—	—

Cash generated (deficiency) after cash distributions	$963,323	$60,131	$929,930	$370,692	$5,806,283

Special items (not including sales and refinancing)
Limited partners’ capital contributions	—	—	—	—	—
General partners’ capital contributions	—	—	—	—	—
Amortization of principal on loan	147,689	280,662	296,346	312,907	18,953,277
Acquisition of land and buildings	—	—	—	—	—
Increase in other assets	—	—	—	—	—
Other	—	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	$815,634	$(220,531)	$633,584	$57,785	$(13,146,994)

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations	46	32	54	63	33
- from recapture	—	—	—	—	—

Capital gain (loss)	—	—	—	—	1,015

Cash distributions to investors
Source (on GAAP basis)
- from investment income	60	97	102	111	94
- from return of capital	—	—	—	—	—
Total distributions on GAAP basis	$60	$97	$102	$111	$94

Source (on cash basis)
- from operations	60	97	102	111	60
- from sales	—	—	—	—	34
- from refinancing	—	—	—	—	—
Total distributions on cash basis	$60	$97	$102	$111	$94

Amount (in percentage terms) remaining invested in program properties at the end of last year reported in table	100%	100%	100%	100%	100%

(1)   This entity sponsored a Regulation D offering and sold undivided tenant-in-common interests in a single asset commercial office building to unaffiliated third-party investors.   As of December 31, 2004, 2005, 2006 and 2007, unaffiliated third-party investors owned 63.69% of the tenant-in-common interests and  Behringer Harvard REIT I, Inc. owned the remaining 36.31% of the tenant-in-common interests.  Behringer Harvard REIT I, Inc. purchased its interests outside the Regulation D offering.  On July 1, 2008, the asset was sold to an unaffiliated third party.  The information contained herein represents the combined tenant-in-common ownership in the asset.

TABLE III
(UNAUDITED)

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS (contd.)

Behringer Harvard Beau Terre S, LLC(1)

	2004	2005	2006	2007	2008

Gross revenue	$3,067,860	$5,705,955	$5,616,451	$5,607,634	$5,862,726
Interest income	5,863	14,815	17,083	13,725	8,171

Less: Operating expenses	1,129,397	1,921,476	1,980,463	1,968,812	1,987,723
Interest expense	1,375,876	2,361,400	2,333,264	2,303,328	2,278,070
Depreciation and amortization	551,348	1,964,510	1,809,738	1,759,346	1,752,328
Net income — GAAP basis	$17,102	$(526,616)	$(489,931)	$(410,127)	$(147,224)

Taxable income
- from operations	(160,188)	(512,997)	(433,448)	(223,821)	(42,484)
- from gain on sale	—	—	—	—	—

Cash generated from operations	568,450	1,437,894	1,319,807	1,412,032	1,158,826
Cash generated from sales	—	—	—	—	—
Cash generated from financing / refinancing	—	—	—	—	—
Total cash generated from operations, sales and refinancing	$568,450	$1,437,894	$1,319,807	$1,412,032	$1,158,826

Less: Cash distributions to investors
- from operating cash flow	715,000	1,088,000	876,472	406,472	411,888
- from sales and refinancing	—	—	—	—	—
- from other	—	—	—	—	—

Cash generated (deficiency) after cash distributions	$(146,550)	$349,894	$443,335	$1,005,560	$746,938

Special items (not including sales and refinancing)
Limited partners’ capital contributions	—	—	—	—	—
General partners’ capital contributions	—	—	—	—	—
Amortization of principal on loan	168,485	437,649	465,638	495,417	520,542
Acquisition of land and buildings	—	—	—	—	—
Increase in other assets	—	—	—	—	—
Other	—	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	$(315,035)	$(87,755)	$(22,303)	$510,143	$226,396

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations	(9)	(29)	(24)	(13)	(2)
- from recapture	—	—	—	—	—

Capital gain (loss)	—	—	—	—	—

Cash distributions to investors
Source (on GAAP basis)
- from investment income	40	61	49	23	23
- from return of capital	—	—	—	—	—
Total distributions on GAAP basis	$40	$61	$49	$23	$23

Source (on cash basis)
- from operations	40	61	49	23	23
- from sales	—	—	—	—	—
- from refinancing	—	—	—	—	—
Total distributions on cash basis	$40	$61	$49	$23	$23

Amount (in percentage terms) remaining invested in program properties at the end of last year reported in table	100%	100%	100%	100%	100%

(1)   This entity sponsored a Regulation D offering and sold undivided tenant-in-common interests in a single asset office park that consists of multiple buildings to unaffiliated third-party investors.  As of December 31, 2004, 2005, 2006, 2007 and 2008, unaffiliated third-party investors owned 99.0%, 99.0%, 95.63%, 95.63%  and 95.63% of the tenant-in-common interests, respectively and  Behringer Harvard Holdings, LLC owned the remaining 1.0%, 1.0%, 4.37% and 4.37% of the tenant-in-common interests, respectively.  Behringer Harvard Holdings, LLC purchased its interests outside the Regulation D offering.  The information contained herein represents the combined tenant-in-common ownership in the asset.  In December 2005, the sponsor of this program completed a settlement with investors in this program to support future returns projected in connection with the asset’s acquisition.  Under the terms of the settlement, the sponsor agreed to, among other things, increase the lease payments under certain leases at the property, replace the existing property manager, build a new office building on an undeveloped lot at that property and pay $1.25 million.

TABLE III
(UNAUDITED)

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS (contd.)

Behringer Harvard St. Louis Place S, LLC(1)

	2004	2005	2006	2007	2008

Gross revenue	$2,698,910	$5,441,366	$5,717,159	$6,027,514	$6,262,518
Interest income	5,108	6,806	12,904	13,665	10,641

Less: Operating expenses	1,176,652	2,276,759	2,361,885	2,911,663	3,057,237
Interest expense	623,346	1,219,314	1,204,627	1,189,010	1,175,804
Depreciation and amortization	888,922	1,804,901	1,806,482	1,774,670	2,001,348
Net income — GAAP basis	$15,098	$147,198	$357,069	$165,836	$38,770

Taxable income
- from operations	466,052	76,379	837,331	788,368	999,527
- from gain on sale	—	—	—	—	—

Cash generated from operations	1,347,333	1,602,416	1,646,672	2,152,639	1,911,271
Cash generated from sales	—	—	—	—	—
Cash generated from financing / refinancing	—	—	—	—	—
Total cash generated from operations, sales and refinancing	$1,347,333	$1,602,416	$1,646,672	$2,152,639	$1,911,271

Less: Cash distributions to investors
- from operating cash flow	500,000	1,200,000	1,470,000	870,000	635,000
- from sales and refinancing	—	—	—	—	—
- from other	—	—	—	—	—

Cash generated (deficiency) after cash distributions	$847,333	$402,416	$176,672	$1,282,639	$1,276,271

Special items (not including sales and refinancing)
Limited partners’ capital contributions	—	—	—	—	—
General partners’ capital contributions	—	—	—	—	—
Amortization of principal on loan	88,817	230,459	245,069	260,605	273,743
Acquisition of land and buildings	—	—	—	—	—
Increase in other assets	—	—	—	—	—
Other	—	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	$758,516	$171,957	$(68,397)	$1,022,034	$1,002,528

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations	30	5	54	51	64
- from recapture	—	—	—	—	—

Capital gain (loss)	—	—	—	—	—

Cash distributions to investors
Source (on GAAP basis)
- from investment income	32	77	94	56	41
- from return of capital	—	—	—	—	—
Total distributions on GAAP basis	$32	$77	$94	$56	$41

Source (on cash basis)
- from operations	32	77	94	56	41
- from sales	—	—	—	—	—
- from refinancing	—	—	—	—	—
Total distributions on cash basis	$32	$77	$94	$56	$41

Amount (in percentage terms) remaining invested in program properties at the end of last year reported in table	100%	100%	100%	100%	100%

(1)    This entity sponsored a Regulation D offering and sold undivided tenant-in-common interests in a single asset commercial office building to unaffiliated third-party investors.  As of December 31, 2004, 2005, 2006, 2007 and 2008, unaffiliated third-party investors owned 64.29% of the tenant-in-common interests and  Behringer Harvard REIT I, Inc. owned the remaining 35.71% of the tenant-in-common interests.  Behringer Harvard REIT I, Inc. purchased its interests outside the Regulation D offering.  The information contained herein represents the combined tenant-in-common ownership in the asset.

TABLE III
(UNAUDITED)

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS (contd.)

Behringer Harvard Colorado Building S, LLC(1)

	2004	2005	2006	2007	2008

Gross revenue	$1,649,088	$4,777,891	$5,650,172	$5,821,226	$6,080,361
Interest income	678	(739)	18,059	19,631	16,374

Less: Operating expenses	748,878	1,924,481	2,310,130	2,450,292	2,879,232
Interest expense	663,694	1,729,350	1,724,625	1,724,625	1,729,350
Depreciation and amortization	643,906	1,997,580	2,127,423	2,277,833	2,258,729
Net income — GAAP basis	$(406,712)	$(874,259)	$(493,947)	$(611,893)	$(770,576)

Taxable income
- from operations	(530,579)	(583,776)	(231,045)	97,228	179,891
- from gain on sale	—	—	—	—	—

Cash generated from operations	419,020	606,925	736,287	1,387,920	1,330,117
Cash generated from sales	—	—	—	—	—
Cash generated from financing / refinancing	—	—	—	—	—
Total cash generated from operations, sales and refinancing	$419,020	$606,925	$736,287	$1,387,920	$1,330,117

Less: Cash distributions to investors
- from operating cash flow	512,000	725,000	910,000	1,020,000	635,000
- from sales and refinancing	—	—	—	—	—
- from other	—	—	—	—	—

Cash generated (deficiency) after cash distributions	$(92,980)	$(118,075)	$(173,713)	$367,920	$695,117

Special items (not including sales and refinancing)
Limited partners’ capital contributions	—	—	—	—	—
General partners’ capital contributions	—	—	—	—	—
Amortization of principal on loan	—	—	—	—	—
Acquisition of land and buildings	—	—	—	—	—
Increase in other assets	—	—	—	—	—
Other	—	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	$(92,980)	$(118,075)	$(173,713)	$367,920	$695,117

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations	(23)	(26)	(10)	4	8
- from recapture	—	—	—	—	—

Capital gain (loss)	—	—	—	—	—

Cash distributions to investors
Source (on GAAP basis)
- from investment income	23	32	40	45	28
- from return of capital	—	—	—	—	—
Total distributions on GAAP basis	$23	$32	$40	$45	$28

Source (on cash basis)
- from operations	23	32	40	45	28
- from sales	—	—	—	—	—
- from refinancing	—	—	—	—	—
Total distributions on cash basis	$23	$32	$40	$45	$28

Amount (in percentage terms) remaining invested in program properties at the end of last year reported in table	100%	100%	100%	100%	100%

(1)        This entity sponsored a Regulation D offering and sold undivided tenant-in-common interests in a single asset commercial office building to unaffiliated third-party investors.  As of December 31, 2004, 2005, 2006, 2007 and 2008, unaffiliated third-party investors owned 20.52%, 20.52%, 18.51%, 4.80% and 0.0% of the tenant-in-common interests, respectively and Behringer Harvard REIT I, Inc. owned the remaining 79.48%, 79.48%, 81.49%, 95.20% and 100.0% of the tenant-in-common interests, respectively.  Behringer Harvard REIT I, Inc. purchased its interests outside the Regulation D offering.  The information contained herein represents the combined tenant-in-common ownership in the asset.  The increase in occupancy rates in the submarket where this property is located, and the leasing increases at this property, have been slower than anticipated.  As a result, the sponsor of this program or its affiliates has agreed to make certain accommodations to benefit the owners of this property, including leases for vacant space and the deferral of asset management fees otherwise payable to the sponsor or its affiliates.

TABLE III

(UNAUDITED)

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS (contd.)

Behringer Harvard Pratt S, LLC (1)

	2004	2005	2006	2007

Gross revenue	$308,917	$7,321,386	$7,964,640	$8,312,024
Interest income	—	48,910	138,518	79,322

Less: Operating expenses	148,465	3,721,403	4,195,360	4,513,143
Interest expense	130,363	1,988,041	1,982,609	2,028,147
Depreciation and amortization	—	3,952,748	3,944,495	4,422,323
Net income — GAAP basis	$30,089	$(2,291,896)	$(2,019,306)	$(2,572,267)

Taxable income
- from operations	(460,154)	(60,391)	593,928	—
- from gain on sale	—	—	—	—

Cash generated from operations	245,817	2,140,844	2,155,249	(1,547,019)
Cash generated from sales	—	—	—	—
Cash generated from financing / refinancing	—	—	—	—
Total cash generated from operations, sales and refinancing	$245,817	$2,140,844	$2,155,249	$(1,547,019)

Less: Cash distributions to investors
- from operating cash flow	—	1,509,000	990,000	—
- from sales and refinancing	—	—	—	—
- from other	—	—	—	—

Cash generated (deficiency) after cash distributions	$245,817	$631,844	$1,165,249	$(1,547,019)

Special items (not including sales and refinancing)
Limited partners’ capital contributions	—	—	—	—
General partners’ capital contributions	—	—	—	—
Amortization of principal on loan	—	—	—	452,252
Acquisition of land and buildings	—	—	—	—
Increase in other assets	—	—	—	—
Other	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	$245,817	$631,844	$1,165,249	$(1,999,271)

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations	(17)	(2)	23	—
- from recapture	—	—	—	—

Capital gain (loss)	—	—	—	—

Cash distributions to investors
Source (on GAAP basis)
- from investment income	—	57	38	—
- from return of capital	—	—	—	—
Total distributions on GAAP basis	$—	$57	$38	$—

Source (on cash basis)
- from operations	—	57	38	—
- from sales	—	—	—	—
- from refinancing	—	—	—	—
Total distributions on cash basis	$—	$57	$38	$—

Amount (in percentage terms) remaining invested in program properties at the end of last year reported in table	100%	100%	100%	100%

(1)        This entity sponsored a Regulation D offering and sold undivided tenant-in-common interests in a single asset commercial office building to unaffiliated third-party investors.  As of December 31, 2004, 2005, 2006, 2007 and 2008, unaffiliated third-party investors owned 49.32%, 49.32%, 0.0%, 0.0% and 0.0% of the tenant-in-common interests, respectively and Behringer Harvard REIT I, Inc. owned the remaining 50.68%, 50.68%, 100.0%, 100.0% and 100.0% of the tenant-in-common interests, respectively.  Behringer Harvard REIT I, Inc. purchased its interests outside the Regulation D offering.  The information contained herein represents the combined tenant-in-common ownership in the asset.  The increase in occupancy rates in the submarket where this property is located, and the leasing increases at this property, have been slower than anticipated.  As a result, the sponsor of this program or its affiliates has agreed to make certain accommodations to benefit the owners of this property, including leases for vacant space and the deferral of asset management fees otherwise payable to the sponsor or its affiliates.  This program ceased operations on December 31, 2007.

TABLE III
(UNAUDITED)

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS (contd.)

Behringer Harvard Alamo Plaza S, LLC (1)

	2005	2006	2007	2008

Gross revenue	$3,977,001	$5,221,922	$5,191,949	$5,508,779
Interest income	37,667	83,745	118,659	—

Less: Operating expenses	1,704,381	2,126,581	2,224,654	2,296,834
Interest expense	1,468,114	1,723,028	1,723,028	1,727,749
Depreciation and amortization	3,288,950	2,861,433	2,436,541	2,385,735
Net income — GAAP basis	$(2,446,777)	$(1,405,375)	$(1,073,615)	$(901,539)

Taxable income
- from operations	154,499	(190,279)	427,618	(3,401)
- from gain on sale	—	—	—	—

Cash generated from operations	2,017,924	(1,084,237)	1,833,916	(1,537,769)
Cash generated from sales	—	—	—	—
Cash generated from financing / refinancing	—	—	—	—
Total cash generated from operations, sales and refinancing	$2,017,924	$(1,084,237)	$1,833,916	$(1,537,769)

Less: Cash distributions to investors
- from operating cash flow	997,000	1,229,000	1,660,000	1,635,000
- from sales and refinancing	—	—	—	—
- from other	—	—	—	—

Cash generated (deficiency) after cash distributions	$1,020,924	$(2,313,237)	$173,916	$(3,172,769)

Special items (not including sales and refinancing)
Limited partners’ capital contributions	—	—	—	—
General partners’ capital contributions	—	—	—	—
Amortization of principal on loan	—	—	—	—
Acquisition of land and buildings	—	—	—	—
Increase in other assets	—	—	—	—
Other	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	$1,020,924	$(2,313,237)	$173,916	$(3,172,769)

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations	9	(10)	24	24
- from recapture	—	—	—	—

Capital gain (loss)	—	—	—	—

Cash distributions to investors
Source (on GAAP basis)
- from investment income	55	68	92	90
- from return of capital	—	—	—	—
Total distributions on GAAP basis	$55	$68	$92	$90

Source (on cash basis)
- from operations	55	68	92	90
- from sales	—	—	—	—
- from refinancing	—	—	—	—
Total distributions on cash basis	$55	$68	$92	$90

Amount (in percentage terms) remaining invested in program properties at the end of last year reported in table	100%	100%	100%	100%

(1)        This entity sponsored a Regulation D offering and sold undivided tenant-in-common interests in a single asset commercial office building to unaffiliated third-party investors.  As of December 31, 2005, 2006, 2007 and 2008, unaffiliated third-party investors owned 69.42%, 69.42%, 66.07% and 66.07% of the tenant-in-common interests, respectively and Behringer Harvard REIT I, Inc. owned the remaining 30.58%, 30.58%, 33.93% and 33.93% of the tenant-in-common interests, respectively.  Behringer Harvard REIT I, Inc. purchased its interests outside the Regulation D offering.  The information contained herein represents the combined tenant-in-common ownership in the asset.  The increase in occupancy rates in the submarket where this property is located, and the leasing increases at this property, have been slower than anticipated.  As a result, the sponsor of this program or its affiliates has agreed to make certain accommodations to benefit the owners of this property, including leases for vacant space and the deferral of asset management fees otherwise payable to the sponsor or its affiliates.

TABLE III
(UNAUDITED)

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS (contd.)

Behringer Harvard Firestone S LP (1)

	2005	2006	2007	2008

Gross revenue	$1,593,663	$4,238,803	$4,201,058	$4,475,354
Interest income	—	—	—	—

Less: Operating expenses	571,627	1,616,211	1,655,828	1,735,270
Interest expense	617,206	1,617,051	1,591,656	1,564,681
Depreciation and amortization	747,288	2,241,864	2,285,864	2,312,379
Net income — GAAP basis	$(342,458)	$(1,236,323)	$(1,332,290)	$(1,136,976)

Taxable income
- from operations	170,823	(1,482,539)	(1,101,857)	(790,840)
- from gain on sale	—	—	—	—

Cash generated from operations	404,830	1,005,541	953,574	1,175,403
Cash generated from sales	—	—	—	—
Cash generated from financing / refinancing	—	—	—	—
Total cash generated from operations, sales and refinancing	$404,830	$1,005,541	$953,574	$1,175,403

Less: Cash distributions to investors
- from operating cash flow	—	762,800	747,888	763,488
- from sales and refinancing	—	—	—	—
- from other	—	—	—	—

Cash generated (deficiency) after cash distributions	$404,830	$242,741	$205,686	$411,915

Special items (not including sales and refinancing)
Limited partners’ capital contributions	—	—	—	—
General partners’ capital contributions	—	—	—	—
Amortization of principal on loan	162,963	373,276	431,465	458,304
Acquisition of land and buildings	—	—	—	—
Increase in other assets	—	—	—	—
Other	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	$241,867	$(130,535)	$(225,779)	$(46,389)

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations	14	(122)	(90)	(65)
- from recapture	—	—	—	—

Capital gain (loss)	—	—	—	—

Cash distributions to investors
Source (on GAAP basis)
- from investment income	—	63	61	63
- from return of capital	—	—	—	—
Total distributions on GAAP basis	$—	$63	$61	$63

Source (on cash basis)
- from operations	—	63	61	63
- from sales	—	—	—	—
- from refinancing	—	—	—	—
Total distributions on cash basis	$—	$63	$61	$63

Amount (in percentage terms) remaining invested in program properties at the end of last year reported in table	100%	100%	100%	100%

(1)        This entity sponsored a Regulation D offering and sold undivided tenant-in-common interests in a single asset apartment community to unaffiliated third-party investors.  As of December 31, 2005, 2006, 2007 and 2008, unaffiliated third-party investors owned 56.6% of the tenant-in-common interests and Behringer Harvard Strategic Opportunity Fund I LP owned the remaining 43.4% of the tenant-in-common interests.  Behringer Harvard Strategic Opportunity Fund I LP purchased its interests outside the Regulation D offering.  The information contained herein represents the combined tenant-in-common ownership in the asset.

TABLE III
(UNAUDITED)

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS (contd.)

Behringer Harvard Travis Tower S LP (1)

	2004	2005	2006	2007	2008

Gross revenue	$2,247,989	$9,593,810	$10,426,368	$10,845,512	$7,826,870
Interest income	5,210	33,024	37,400	40,955	32,609

Less: Operating expenses	1,014,197	4,620,176	4,802,416	5,140,316	4,081,884
Interest expense	523,701	2,060,888	2,033,060	2,003,660	1,484,003
Depreciation and amortization	850,812	3,500,328	3,481,296	3,623,026	4,684,535
Net income — GAAP basis	$(135,511)	$(554,558)	$146,996	$119,465	$(2,390,943)

Taxable income
- from operations	40,998	786,518	1,726,824	1,702,798	848,112
- from gain on sale	—	—	—	—	—

Cash generated from operations	1,641,522	2,338,952	2,893,536	3,678,926	(2,830,934)
Cash generated from sales	—	—	—	—	—
Cash generated from financing / refinancing	—	—	—	—	—
Total cash generated from operations, sales and refinancing	$1,641,522	$2,338,952	$2,893,536	$3,678,926	$(2,830,934)

Less: Cash distributions to investors
- from operating cash flow	422,000	1,800,000	1,580,000	1,445,000	270,000
- from sales and refinancing	—	—	—	—	—
- from other	—	—	—	—	—

Cash generated (deficiency) after cash distributions	$1,219,522	$538,952	$1,313,536	$2,233,926	$(3,100,934)

Special items (not including sales and refinancing)
Limited partners’ capital contributions	—	—	—	—	—
General partners’ capital contributions	—	—	—	—	—
Amortization of principal on loan	114,638	492,469	479,077	547,137	423,645
Acquisition of land and buildings	—	—	—	—	—
Increase in other assets	—	—	—	—	—
Other	—	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	$1,104,884	$46,483	$834,459	$1,686,789	$(3,524,579)

Tax and Distribution Data Per $1,000 Invested
Federal income tax results:
Ordinary income (loss)
- from operations	2	34	74	73	36
- from recapture	—	—	—	—	—

Capital gain (loss)	—	—	—	—	—

Cash distributions to investors
Source (on GAAP basis)
- from investment income	18	77	68	62	12
- from return of capital	—	—	—	—	—
Total distributions on GAAP basis	$18	$77	$68	$62	$12

Source (on cash basis)
- from operations	18	77	68	62	12
- from sales	—	—	—	—	—
- from refinancing	—	—	—	—	—
Total distributions on cash basis	$18	$77	$68	$62	$12

Amount (in percentage terms) remaining invested in program properties at the end of last year reported in table	100%	100%	100%	100%	100%

(1)        This entity sponsored a Regulation D offering and sold undivided tenant-in-common interests in a single asset commercial office building to unaffiliated third-party investors.  As of December 31, 2004, 2005, 2006, 2007 and 2008, unaffiliated third-party investors owned 39.57%, 39.57%, 39.57%, 39.57% and 0.0% of the tenant-in-common interests, respectively and Behringer Harvard REIT I, Inc. owned the remaining 60.43%, 60.43%, 60.43%, 60.43% and 100.0% of the tenant-in-common interests, respectively.  Behringer Harvard REIT I, Inc. purchased its interests outside the Regulation D offering.  The information contained herein represents the combined tenant-in-common ownership in the asset.  The increase in occupancy rates in the submarket where this property is located, and the leasing increases at this property, have been slower than anticipated.  As a result, the sponsor of this program or its affiliates has agreed to make certain accommodations to benefit the owners of this property, including leases for vacant space and the deferral of asset management fees otherwise payable to the sponsor or its affiliates.

TABLE IV
(UNAUDITED)

RESULTS OF COMPLETED PROGRAMS

This Table sets forth summary information on the results of Prior Real Estate Programs that have completed operations since January 1, 2004 and that have similar or identical investment objectives to Behringer Harvard Opportunity REIT II.  All figures are through December 31, 2008.

	BRP (SV), LP	BRP (Renner Plaza), LP(1)	Behringer Harvard Pratt S, LLC (2)	Behringer Harvard Enclave S LP (3)	Behringer Harvard Travis Tower S LP (4)	Behringer Harvard Minnesota Center TIC I, LLC(5)	Behringer Harvard Colorado Building S, LLC(6)

Dollar amount raised	$3,701,000	$1,312,554	$13,763,551	$7,706,156	$10,387,065	$14,056,902	$5,090,159

Number of properties purchased	1	1	1	1	1	1	1

Date of closing of final offering	12/19/00	02/04/00	12/17/04	04/12/04	10/01/04	10/15/03	8/10/04

Date of first sale of property	04/07/05	05/31/06	11/13/06	07/01/08	09/30/08	08/18/06	05/25/06

Date of final sale of property	04/07/05	05/31/06	12/29/06	07/01/08	09/30/08	12/31/08	12/31/08

Tax and Distribution Data Per $1,000 Investment

Federal income tax results:
Ordinary income (loss)
- from operations	(543)	510	3	229	219	123	(47)
- from recapture	—	—	—	—	—	—	—

Capital gain (loss)	564	(741)	—	1,015	—	—	—

Deferred gain
Capital	—	—	—	—	—	—	—
Ordinary	—	—	—	—	—	—	—

Cash distributions to investors
Source (on GAAP basis)
- Investment income	22	84	90	424	194	193	153
- Return of capital	1,000	1,000	1,000	1,000	1,000	1,000	1,000

Source (on cash basis)
- Sales	1,022	1,000	1,000	1,032	1,000	1,000	1,000
- Refinancing	—	—	—	—	—	—	—
- Operations	—	84	90	392	194	193	153
- Other	—	—	—	—	—	—	—

(1)  BRP (Renner Plaza), LP experienced a bankruptcy of its single tenant, which in turn forced the lender to foreclose its loan and acquire the building in April 2006.  However, Behringer Harvard Holdings paid supplemental returns to the investors in the program so that none lost money.

(2)  This entity sponsored a Regulation D offering and sold undivided tenant-in-common interests in a single asset commercial office building to unaffiliated third-party investors.  As of December 31, 2004, 2005, 2006, 2007 and 2008, unaffiliated third-party investors owned 49.32%, 49.32%, 0.0%, 0.0% and 0.0% of the tenant-in-common interests.  The information contained herein represents the combined unaffiliated third-party investors’ tenant-in-common ownership in the asset.

(3)  This entity sponsored a Regulation D offering and sold undivided tenant-in-common interests in a single asset commercial office building to unaffiliated third-party investors.   As of December 31, 2004, 2005, 2006 and 2007, unaffiliated third-party investors owned 63.69% of the tenant-in-common interests.  The information contained herein represents the combined unaffiliated third-party investors’ tenant-in-common ownership in the asset.

(4)  This entity sponsored a Regulation D offering and sold undivided tenant-in-common interests in a single asset commercial office building to unaffiliated third-party investors.  As of December 31, 2004, 2005, 2006, 2007 and 2008, unaffiliated third-party investors owned 39.57%, 39.57%, 39.57%, 39.57% and 0.0% of the tenant-in-common interests, respectively.  The information contained herein represents the unaffiliated third-party investors’ combined tenant-in-common ownership in the asset.

(5)  This entity sponsored a Regulation D offering and sold undivided tenant-in-common interests in a single asset commercial office building to unaffiliated third-party investors.  As of December 31, 2004, 2005, 2006, 2007 and 2008, unaffiliated third-party investors owned 85.53%, 85.53%, 6.93%, 6.93% and 0.0% of the tenant-in-common interests, respectively.  The information contained herein represents the combined unaffiliated third-party investors’ tenant-in-common ownership in the asset.

(6)  This entity sponsored a Regulation D offering and sold undivided tenant-in-common interests in a single asset commercial office building to unaffiliated third-party investors.  As of December 31, 2004, 2005, 2006, 2007 and 2008, unaffiliated third-party investors owned 20.52%, 20.52%, 18.51%, 4.80% and 0% of the tenant-in-common interests.  The information contained herein represents the combined unaffiliated third-party investors’ tenant-in-common ownership in the asset.

TABLE V

(UNAUDITED)

RESULTS OF SALES OR DISPOSALS OF PROPERTY

This Table sets forth summary information on the results of the sale or disposals of properties since January 1, 2006 by Prior Real Estate Programs that have similar or identical investment objectives to Behringer Harvard Opportunity REIT II.  All figures are through December 31, 2008.

			Selling Price, Net of Closing Costs and GAAP Adjustments					Cost of Properties Including Closing and Soft Costs
Property	Date Acquired	Date of Sale	Cash Received Net of Closing Costs	Mortgage Balance at Time of Sale	Purchase Money Mortgage Taken Back By Program(1)	Adjustments Resulting From Application of GAAP(2)	Total(3)	Original Mortgage Financing	Total Acquisition Cost, Capital Improvements, Closing and Soft Costs(4)	Total	Excess (Deficiency) of Property Operating Cash Receipts Over Cash Expenditures

Behringer Harvard REIT I, Inc.
Cyprus Building	12/16/04	02/15/08	$25,917,771	—	—	—	$25,917,771	—	$23,639,653	$23,639,653	$16,289,683
Stanwix Street Associates	12/12/07	06/05/08	—	$28,408,556	—	—	$28,408,556	$28,594,537	$28,996,919	$28,594,537	$151,960
Enclave on the Lake (5)	04/12/04	07/01/08	$6,437,233	$6,823,290	—	—	$13,260,523	$7,262,552	$10,554,820	$17,817,372	$3,907,213
Utah Avenue	04/21/05	08/01/08	$15,007,455	$20,000,000	—	—	$35,007,455	$20,000,000	$28,474,676	$48,474,676	$11,269,075
Behringer Harvard Short-Term Opportunity Fund I LP
4245 Central LP	08/17/04	09/30/08	$3,009,901	$4,177,713	—	$(1,671,172)	$5,516,442	$3,460,938	$3,260,022	$6,720,960	$(521,524)
Woodall Rodgers — Building	02/11/04	07/24/06	$5,750,525	$4,527,525	—	—	$10,278,050	$1,600,000	$7,128,828	$8,728,828	$1,736,406
Behringer Harvard Mid-Term Value Enhancement Fund I LP
Northpoint I	06/28/04	12/28/06	$5,895,192	—	—	—	$5,895,192	—	$6,331,136	$6,331,136	$1,075,492
Behringer Harvard Strategic Opportunity Fund I LP
Lakeway — Land	03/31/05	08/25/06	$9,791,591	—	—	—	$9,791,591	—	$2,842,299	$2,842,299	—
BRP (Renner Plaza), LP (6)	02/04/00	05/31/06	—	$3,119,468	—	—	$3,119,468	$3,250,000	$1,096,360	$4,346,360	$1,618,964

TABLE V

(UNAUDITED)

RESULTS OF SALES OR DISPOSALS OF PROPERTY (contd.)

			Selling Price, Net of Closing Costs and GAAP Adjustments					Cost of Properties Including Closing and Soft Costs
Property	Date Acquired	Date of Sale	Cash Received Net of Closing Costs	Mortgage Balance at Time of Sale	Purchase Money Mortgage Taken Back By Program(1)	Adjustments Resulting From Application of GAAP(2)	Total(3)	Original Mortgage Financing	Total Acquisition Cost, Capital Improvements, Closing and Soft Costs(4)	Total	Excess (Deficiency) of Property Operating Cash Receipts Over Cash Expenditures

Behringer Harvard Strategic Opportunity Fund II LP
Waterkant Grundstucksgesellschaft GmbH	2/17/06	9/01/08	$3,401,342	$11,056,545	—	—	$14,457,887	$9,283,428	$3,267,132	$12,550,560	$36,475
BH&HCI Real Estate VII B.V.	10/31/06	07/11/07	$5,696,475	$4,767,492	—	—	$10,463,967	$2,547,862	$249,806	$2,797,668	$205,614
Enclave on the Lake(1)	4/12/04	7/01/08	$10,886,651	$11,967,036	—	—	$22,853,687	$12,737,448	$18,511,601	$31,249,049	$6,852,676

(1)     No purchase money mortgages were taken back by any individual program.

(2)     Financial statements for programs are prepared in accordance with GAAP.

(3)     None of these sales are being reported on the installment basis.

(4)     The amounts shown do not include a pro rata share of the original offering costs.  There were no carried interests received in lieu of commissions in connection with the acquisition of the property.

(5)     As of December 31, 2004, 2005, 2006 and 2007, Behringer Harvard REIT I, Inc. owned 36.31% of the tenant-in-common interests and unaffiliated third-party investors owned the remaining 63.69% of the tenant-in-common interests in this property.  The information contained herein represents Behringer Harvard REIT I, Inc.’s tenant-in-common ownership in this property.

(6)     BRP (Renner Plaza), LP experienced a bankruptcy of its single tenant, which in turn forced the lender to foreclose its loan and acquire the building in April 2006.  However, Behringer Harvard Holdings paid supplemental returns to the investors in the program so that none lost money.  See Table IV.

(7)     Behringer Harvard Enclave S LP sponsored a Regulation D offering and sold undivided tenant-in-common interests in this property to unaffiliated third-party investors.   As of December 31, 2004, 2005, 2006 and 2007, unaffiliated third-party investors owned 63.69% of the tenant-in-common interests and  Behringer Harvard REIT I, Inc. owned the remaining 36.31% of the tenant-in-common interests.  The information contained herein represents the combined unaffiliated third-party investors’ tenant-in-common ownership in this property.

TABLE VI

(UNAUDITED)

ACQUISITIONS OF PROPERTIES BY PROGRAM

Table VI presents summary information on properties acquired since January 1, 2006 by Prior Real Estate Programs having similar or identical investment objectives to those of Behringer Harvard Opportunity REIT II.  This table provides information regarding the general type and location of the properties and the manner in which the properties were acquired.  All figures are through December 31, 2008.

Behringer Harvard REIT I, Inc.

First Follow-on Offering(1)

	Woodcrest	Burnett Plaza	10777 Clay Road	Paces West	Riverside Plaza	The Terrace	600/619 Alexander

Location	East	South	South	East	Mid-West	South	East
Type	Office	Office	Office	Office	Office	Office	Office
Gross Leasable Space (sq. ft.) or Number of Units and Total Sq. Ft. of Units	333,275	1,024,627	227,486	635,787	1,184,432	618,812	97,448
Date(s) of Purchase	01/11/06	02/10/06	03/14/06	04/19/06	06/02/06	06/21/06	06/28/06
Mortgage Financing at Date(s) of Purchase	$50,400,000	$114,200,000	$16,300,000	$84,000,000	$202,000,000	$131,000,000	$16,500,000
Cash Invested	23,443,857	66,846,826	10,114,718	47,659,429	103,818,665	41,391,823	6,793,365
Acquisition Cost:
Contract Purchase Price Plus Acquisition Fee	72,100,000	177,160,000	26,007,500	117,564,200	285,825,000	171,289,000	22,711,500
Other Cash Expenditures Capitalized	1,743,857	3,886,826	407,218	14,095,229	19,993,665	1,102,823	581,865
Total Acquisition Cost	$73,843,857	$181,046,826	$26,414,718	$131,659,429	$305,818,665	$172,391,823	$23,293,365

TABLE VI

(UNAUDITED)
ACQUISITIONS OF PROPERTIES BY PROGRAM (cont’d)

Behringer Harvard REIT I, Inc.

First Follow-on Offering(1) (cont’d)

	Grandview	Bank of America Plaza	Three Parkway	4440 El Camino Real	Fifth Third Center

Location	South	East	East	West	Mid-West
Type	Office	Office	Office	Office	Office
Gross Leasable Space (sq. ft.) or Number of Units and Total Sq. Ft. of Units	149,463	887,080	561,351	96,562	508,397
Date(s) of Purchase	10/20/06	10/26/06	10/30/06	11/02/06	11/20/06
Mortgage Financing at Date(s) of Purchase	$17,000,000	$150,000,000	$67,125,000	$30,130,806	$49,250,000
Cash Invested	7,230,734	58,162,377	15,716,815	19,225,196	16,443,464
Acquisition Cost:
Contract Purchase Price Plus Acquisition Fee	23,432,500	199,923,000	92,700,000	45,320,000	65,662,500
Other Cash Expenditures Capitalized	798,234	8,239,377	(9,858,185)	4,036,002	30,964
Total Acquisition Cost	$24,230,734	$208,162,377	$82,841,815	$49,356,002	$65,693,464

TABLE VI

(UNAUDITED)
ACQUISITIONS OF PROPERTIES BY PROGRAM (cont’d)

Behringer Harvard REIT I, Inc.

First Follow-on Offering(1) (cont’d)

	Resurgens Plaza	250 West Pratt Street		Minnesota Center		Colorado	5 & 15 Wayside	Eldridge Place	Centreport Office Center

Location	South	East		Mid-West		East	East	South	South
Type	Office	Office		Office		Office	Office	Office	Office
Gross Leasable Space (sq. ft.) or Number of Units and Total Sq. Ft. of Units	399,675	368,194		276,425		121,701	270,000	518,746	133,246
Date(s) of Purchase	11/30/06	Various	(2)	Various	(3)	5/25/07	12/08/06	12/13/06	06/14/07
Mortgage Financing at Date(s) of Purchase	$82,000,000	$18,248,419		$22,810,825		$564,516	—	$75,000,000	—
Cash Invested	32,895,444	14,761,421		14,761,421		1,644,245	$84,543,887	36,428,548	$4,415,276
Acquisition Cost:
Contract Purchase Price Plus Acquisition Fee	111,027,820	—		37,572,246		—	84,743,250	106,584,040	4,415,276
Other Cash Expenditures Capitalized	3,867,624	32,712,872		—		2,208,761	(199,363)	4,844,508	—
Total Acquisition Cost	$114,895,444	$32,712,872		$37,572,246		$2,208,761	$84,543,887	$108,328,758	$4,415,276

(1)   This information provided for Behringer Harvard REIT I, Inc. references only acquisitions made with proceeds from its first follow-on offering.

(2)   Proceeds from Behringer Harvard REIT I, Inc.’s first follow-on offering were used to purchase additional tenant-in-common interests on November 17, 21, 29 and 30, 2006 and December 12, 15, 20 and 29, 2006.

(3)   Proceeds from Behringer Harvard REIT I, Inc.’s first follow-on offering were used to purchase additional tenant-in-common interests on August 18 and 31, 2006, September 19, 2006, October 13 and 31, 2006 and December 29, 2006.

TABLE VI

(UNAUDITED)
ACQUISITIONS OF PROPERTIES BY PROGRAM (cont’d)

Behringer Harvard REIT I, Inc.

Second Follow-on Offering(1)

	Minnesota Center		Colorado		Alamo	Travis Tower	Beacon Portfolio	IPC Portfolio(2)

Location	Mid-West		East		West	South	Mid-West	Various
Type	Office		Office		Office	Office	Office	Office
Gross Leasable Space (sq. ft.) or Number of Units and Total Sq. Ft. of Units	276,425		121,701		191,154	507,470	3,134,381	9,571,324
Date(s) of Purchase	Various	(3)	Various	(4)	10/19/07	9/30/08	11/01/07	12/12/07
Mortgage Financing at Date(s) of Purchase	$1,952,008		$1,343,548		—	$14,123,651	$509,100,000	$775,257,285
Cash Invested	2,577,029		3,912,534		677,391	13,030,063	364,338,329	752,212,274
Acquisition Cost:
Contract Purchase Price Plus Acquisition Fee	4,501,506		2,815,661		—	26,639,976	857,475,000	1,428,526,748
Other Cash Expenditures Capitalized	27,531		2,440,421		677,391	513,738	15,963,329	98,942,811
Total Acquisition Cost	$4,529,037		$5,256,082		$677,391	$27,153,714	$873,438,329	$1,527,469,559

TABLE VI

(UNAUDITED)
ACQUISITIONS OF PROPERTIES BY PROGRAM (cont’d)

Behringer Harvard REIT I, Inc.

Second Follow-on Offering(1) (cont’d)

	111 Woodcrest	Westway One	One City Center	One Briarlake Plaza

Location	East	South	South	South
Type	Office	Office	Office	Office
Gross Leasable Space (sq. ft.) or Number of Units and Total Sq. Ft. of Units	52,648	148,965	608,622	504,210
Date(s) of Purchase	11/20/07	01/15/08	06/19/08	09/25/08
Mortgage Financing at Date(s) of Purchase	—	—	$76,500,000	—
Cash Invested	$6,695,911	$34,644,289	63,902,830	$133,931,227
Acquisition Cost:
Contract Purchase Price Plus Acquisition Fee	6,437,500	35,833,700	134,415,000	137,608,000
Other Cash Expenditures Capitalized	258,411	(1,189,411)	5,987,830	(3,676,773)
Total Acquisition Cost	$6,695,911	$34,644,289	$140,402,830	$133,931,227

(1)   This information provided for Behringer Harvard REIT I, Inc. references only acquisitions made with proceeds from its second follow-on offering.

(2)   This was a portfolio acquisition containing 34 properties of which five were joint ventures at acquisition.  As of December 31, 2008, the portfolio consisted of 33 properties of which four were joint ventures.

(3)   Proceeds from Behringer Harvard REIT I, Inc’s second follow-on offering were used to purchase additional tenant-in-common interests on August 25, 2008 and December 31, 2008.

(4)   Proceeds from Behringer Harvard REIT I, Inc.’s second follow-on offering were used to purchase additional tenant-in-common interests on June 25, 2007, July 25, 2007, September 14, 2007, November 26, 2007, September 5, 2008 and December 31, 2008.

TABLE VI

(UNAUDITED)
ACQUISITIONS OF PROPERTIES BY PROGRAM (cont’d)

Behringer Harvard Opportunity REIT I, Inc.

	Whitewater	Ferncroft	Alexan Voss (1)	Alexan Black Mountain (1)	Chase Park Plaza (2)

Location	North	East	South	South	South
Type	Office	Office	Development	Development	Hotel & Development
Gross Leasable Space (sq. ft.) or Number of Units and Total Sq. Ft. of Units	71,000	226,000	—	—	—
Date(s) of Purchase	03/01/06	07/13/06	09/22/06	09/29/06	12/08/06
Mortgage Financing at Date(s) of Purchase	—	$18,000,000	—	—	$52,250,000
Cash Invested	$9,130,788	12,578,370	$13,003,689	$9,675,872	81,684,088
Acquisition Cost:
Contract Purchase Price Plus Acquisition Fee	9,270,000	27,810,000	13,393,800	9,966,148	89,532,750
Other Cash Expenditures Capitalized	(139,212)	2,768,370	(390,111)	(290,276)	44,401,338
Total Acquisition Cost	$9,130,788	$30,578,370	$13,003,689	$9,675,872	$133,934,088

TABLE VI

(UNAUDITED)
ACQUISITIONS OF PROPERTIES BY PROGRAM (cont’d)

Behringer Harvard Opportunity REIT I, Inc. (cont’d)

	Bent Tree Green	Las Colinas Commons	Santa Clara	Royal Island (3)	Bowen Road

Location	South	South	West	Bahamas	South
Type	Office	Office	Office	Development	Office
Gross Leasable Space (sq. ft.) or Number of Units and Total Sq. Ft. of Units	138,000	239,000	456,000	—	87,000
Date(s) of Purchase	12/13/06	12/20/06	05/02/07	05/03/07	05/10/07
Mortgage Financing at Date(s) of Purchase	—	—	$52,115,000	—	—
Cash Invested	$14,784,984	$17,812,753	27,635,710	$56,857,504	$19,122,506
Acquisition Cost:
Contract Purchase Price Plus Acquisition Fee	12,205,500	16,400,587	72,100,000	56,857,504	19,055,000
Other Cash Expenditures Capitalized	2,579,484	1,412,166	7,650,710	—	67,506
Total Acquisition Cost	$14,784,984	$17,812,753	$79,750,710	$56,857,504	$19,122,506

TABLE VI

(UNAUDITED)
ACQUISITIONS OF PROPERTIES BY PROGRAM (cont’d)

Behringer Harvard Opportunity REIT I, Inc. (cont’d)

	Cordillera Hotel & Spa (2)	Rio Salado (2)	Grandmarc at Westberry Place (2)	Grandmarc at the Corner (2)	Frisco Square (2)

Location	West	South	South	East	South
Type	Hotel & Development	Development	Student Housing	Student Housing	Mixed-use Development
Gross Leasable Space (sq. ft.) or Number of Units and Total Sq. Ft. of Units	—	—	—	—	100,500
Date(s) of Purchase	06/06/07	06/29/07	02/01/07	02/01/07	08/03/07
Mortgage Financing at Date(s) of Purchase	$22,312,500	$4,995,000	—	—	$35,015,117
Cash Invested	22,426,368	9,464,477	$8,596,146	$7,131,350	23,836,209
Acquisition Cost:
Contract Purchase Price Plus Acquisition Fee	30,642,500	6,858,886	8,415,276	6,221,200	48,875,469
Other Cash Expenditures Capitalized	14,096,368	7,600,591	180,870	910,150	9,975,857
Total Acquisition Cost	$44,738,868	$14,459,477	$8,596,146	$7,131,350	$58,851,326

TABLE VI

(UNAUDITED)
ACQUISITIONS OF PROPERTIES BY PROGRAM (cont’d)

Behringer Harvard Opportunity REIT I, Inc. (cont’d)

	2603 Augusta	Regency Center	Northpoint Central	Becket House (2)

Location	South	South	South	England
Type	Office	Office	Office	Office
Gross Leasable Space (sq. ft.) or Number of Units and Total Sq. Ft. of Units	242,000	157,000	180,000	46,000
Date(s) of Purchase	09/13/07	09/13/07	09/13/07	11/28/07
Mortgage Financing at Date(s) of Purchase	—	—	—	$20,966,176
Cash Invested	$34,299,172	$19,746,718	$22,341,898	13,986,821
Acquisition Cost:
Contract Purchase Price Plus Acquisition Fee	34,162,010	19,425,800	21,630,000	32,077,424
Other Cash Expenditures Capitalized	137,162	320,918	711,898	2,875,573
Total Acquisition Cost	$34,299,172	$19,746,718	$22,341,898	$34,952,997

TABLE VI

(UNAUDITED)

ACQUISITIONS OF PROPERTIES BY PROGRAM (cont’d)

Behringer Harvard Opportunity REIT I, Inc. (cont’d)

	Northborough	Crossroads	Central Europe J.V.(2)

Location	South	West	Europe
Type	Office	Office	Mixed
Gross Leasable Space (sq. ft.) or Number of Units and Total Sq. Ft. of Units	207,000	140,000	—
Date(s) of Purchase	02/26/08	06/26/08	07/29/08
Mortgage Financing at Date(s) of Purchase	$20,981,047	—	—
Cash Invested	14,272,989	$10,765,436	$27,295,359
Acquisition Cost:
Contract Purchase Price Plus Acquisition Fee	33,887,000	35,226,000	—
Other Cash Expenditures Capitalized	1,367,036	(24,460,564)	27,295,359
Total Acquisition Cost	$35,254,036	$10,765,436	$27,295,359

(1)	This acquisition was a mezzanine loan related to the underlying property.
(2)

This acquisition was made through a joint venture that owns an equity interest in the underlying property. The information above reflects only Behringer Harvard Opportunity REIT I, Inc.’s interest in the joint venture.

(3)

This acquisition was made through a joint venture that owns an equity interest in, and that has made a mortgage loan to, the owner of the underlying property. The information above reflects only Behringer Harvard Opportunity REIT I, Inc.’s interest in the joint venture.

TABLE VI

(UNAUDITED)

ACQUISITIONS OF PROPERTIES BY PROGRAM (cont’d)

Behringer Harvard Short-Term Opportunity Fund I LP

Telluride Land

Location	West
Type	Development
Gross Leasable Space (sq. ft.) or Number of Units and Total Sq. Ft. of Units	Land
Date(s) of Purchase	05/15/06
Mortgage Financing at Date(s) of Purchase	$3,933,900
Cash Invested	9,278,639
Acquisition Cost:
Contract Purchase Price Plus Acquisition Fee	6,323,850
Other Cash Expenditures Capitalized	6,888,689
Total Acquisition Cost	$13,212,539

TABLE VI

(UNAUDITED)

ACQUISITIONS OF PROPERTIES BY PROGRAM (cont’d)

Behringer Harvard Strategic Opportunity Fund I LP(1)

	Wilshire Property	Tupolevlalaan Building

Location	West	Netherlands
Type	Hotel	Office
Gross Leasable Space (sq. ft.) or Number of Units and Total Sq. Ft. of Units	264 rooms	41,376
Date(s) of Purchase	01/26/06	03/13/06
Mortgage Financing at Date(s) of Purchase	$22,260,000	$6,861,834
Cash Invested	24,657,302	4,955,524
Acquisition Cost:
Contract Purchase Price Plus Acquisition Fee	35,349,000	10,655,100
Other Cash Expenditures Capitalized	11,568,302	1,162,257
Total Acquisition Cost	$46,917,302	$11,817,358

(1)

Each acquisition was made through a joint venture that owns an equity interest in the owner of the underlying property. The information above reflects only Behringer Harvard Strategic Opportunity Fund I LP’s interest in the joint venture.

TABLE VI

(UNAUDITED)

ACQUISITIONS OF PROPERTIES BY PROGRAM (cont’d)

Behringer Harvard Strategic Opportunity Fund II LP(1)

	Hamburg	Lindeveste	Tahoe	McKinney Land	Hawk’s Cay	Overschiestraat

Location	Germany	Netherlands	West	South	South	Netherlands
Type	Multifamily	Office	Development	Development	Hotel	Office
Gross Leasable Space (sq. ft.) or Number of Units and Total Sq. Ft. of Units	146 units	146,421	—	—	175 rooms	79,000
Date(s) of Purchase	04/01/06	10/31/06	12/07/06	04/23/07	02/15/07	08/31/07
Mortgage Financing at Date(s) of Purchase	$9,283,275	$11,984,433	—	$4,320,000	$60,463,800	$11,083,313
Cash Invested	2,507,583	5,185,178	$12,032,580	1,669,255	27,586,406	4,903,291
Acquisition Cost:
Contract Purchase Price Plus Acquisition Fee	10,302,369	14,554,099	10,777,256	4,428,000	76,199,400	13,178,059
Other Cash Expenditures Capitalized	1,488,489	2,615,512	1,255,324	1,561,255	11,850,806	2,808,545
Total Acquisition Cost	$11,790,858	$17,169,611	$12,032,580	$5,989,255	$88,050,206	$15,986,603

(1)

Each acquisition was made through a joint venture that owns an equity interest in the owner of the underlying property. The information above reflects only Behringer Harvard Strategic Opportunity Fund II LP’s interest in the joint venture.

TABLE VI

(UNAUDITED)

ACQUISITIONS OF PROPERTIES BY PROGRAM (cont’d)

Behringer Harvard Multifamily REIT I, Inc.(1)

	Grand Reserve	The Eclipse	Fairfield at Baileys Crossing	Alexan St. Rose

Location	South	South	East	West
Type	Multifamily Development	Multifamily Development	Multifamily Development	Multifamily Development
Gross Leasable Space (sq. ft.) or Number of Units and Total Sq. Ft. of Units	155 units	330 units	414 units	430 units
Date(s) of Purchase	04/12/07	04/27/07	07/10/07	07/20/07
Mortgage Financing at Date(s) of Purchase	—	—	—	—
Cash Invested	$4,091,043	$7,184,005	$12,519,487	$14,039,599
Acquisition Cost:
Contract Purchase Price Plus Acquisition Fee	3,937,590	7,027,908	12,480,394	13,928,449
Other Cash Expenditures Capitalized	153,453	156,097	39,093	111,150
Total Acquisition Cost	$4,091,043	$7,184,005	$12,519,487	$14,039,599

TABLE VI

(UNAUDITED)

ACQUISITIONS OF PROPERTIES BY PROGRAM (cont’d)

Behringer Harvard Multifamily REIT I, Inc.(1) (cont’d)

	Johns Creek Walk	Tower 55 Hundred	Satori	Fairfield at Cameron House

Location	South	East	South	East
Type	Multifamily Community	Multifamily Development	Multifamily Development	Multifamily Development
Gross Leasable Space (sq. ft.) or Number of Units and Total Sq. Ft. of Units	210 units	234 units	279 units	325 units
Date(s) of Purchase	08/03/07	10/11/07	11/02/07	12/14/07
Mortgage Financing at Date(s) of Purchase	—	—	—	—
Cash Invested	$6,485,422	$13,914,089	$13,062,809	$10,940,877
Acquisition Cost:
Contract Purchase Price Plus Acquisition Fee	5,380,229	13,753,521	12,948,667	10,901,554
Other Cash Expenditures Capitalized	1,105,193	160,568	114,142	39,323
Total Acquisition Cost	$6,485,422	$13,914,089	$13,062,809	$10,940,877

TABLE VI

(UNAUDITED)

ACQUISITIONS OF PROPERTIES BY PROGRAM (cont’d)

Behringer Harvard Multifamily REIT I, Inc.(1) (cont’d)

	Alexan Prospect	The Venne

Location	West	West
Type	Multifamily Development	Multifamily Development
Gross Leasable Space (sq. ft.) or Number of Units and Total Sq. Ft. of Units	400 units	168 units
Date(s) of Purchase	04/30/08	06/30/08
Mortgage Financing at Date(s) of Purchase	—	—
Cash Invested	$10,600,978	$5,049,700
Acquisition Cost:
Contract Purchase Price Plus Acquisition Fee	10,009,290	4,146,238
Other Cash Expenditures Capitalized	591,688	903,462
Total Acquisition Cost	$10,600,978	$5,049,700

(1)   Behringer Harvard Multifamily REIT I, Inc. conducted a private offering from November 22, 2006 until December 28, 2007.  Behringer Harvard Multifamily REIT I, Inc. is currently offering $2.475 billion of its common stock pursuant to an initial public offering which commenced on September 5, 2008.  Each acquisition was made through a joint venture that owns an equity interest in, and/or that has made a mezzanine loan to, the owner of the underlying property.  The information above reflects only Behringer Harvard Multifamily REIT I, Inc.’s interest in the joint venture.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BEHRINGER HARVARD OPPORTUNITY REIT II, INC.

Dated: April 16, 2009	By:	/s/ Gary S. Bresky
Gary S. Bresky
Executive Vice President and Chief Financial Officer